                                                                    EXHIBIT 10.3



            PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS



                                       by

                                       and

                                     between





                              BPP/ARROWHEAD, L.P.,
                         a Delaware limited partnership,


                                    "SELLER"


                                       and


                                    LAV, LLC,
                      a Delaware limited liability company


                                   "PURCHASER"



                                   Dated as of
                                November 26, 2001

                                TABLE OF CONTENTS

                                                                                   Page
1.  DESCRIPTION OF THE PROPERTY..................................................    1

2.  THE PURCHASE PRICE; ASSUMPTION OF LIABILITIES................................    2

3.  TITLE........................................................................    3

4.  REPRESENTATIONS AND WARRANTIES OF SELLER.....................................    4

5.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER.......................    5

6.  CONFIDENTIALITY..............................................................    7

7.  CONDITIONS PRECEDENT TO CLOSING..............................................    7

8.  COVENANTS OF SELLER.........................................................    10

9.  SELLER'S CLOSING DELIVERIES.................................................    11

10. PURCHASER'S CLOSING DELIVERIES..............................................    12

11. PRORATIONS, CREDITS AND ADJUSTMENTS.........................................    12

12. CLOSING.....................................................................    17

13. CLOSING COSTS...............................................................    17

14. RISK OF LOSS; CASUALTY AND CONDEMNATION; MATERIAL ADVERSE CHANGE............    17

15. DEFAULT.....................................................................    20

16. BROKER'S COMMISSION.........................................................    20

17. ESCROW......................................................................    20

18. RELEASE BY PURCHASER........................................................    21

19. LOAN ASSUMPTION.............................................................    23

20. INDEMNIFICATION.............................................................    23

21. MISCELLANEOUS...............................................................    25


            PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS


     THIS PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this "AGREEMENT") is entered into as of November 26, 2001, by and between LAV, LLC, a Delaware limited liability company ("PURCHASER"), and BPP/ARROWHEAD, L.P., a Delaware limited partnership ("SELLER").

                                R E C I T A L S:

     A. Seller is the owner of fee title to that certain real property located in the County of San Bernardino, State of California, more particularly described on EXHIBIT A attached hereto (the "LAND"), together with the improvements, structures and facilities owned by Seller and located thereon and commonly known as the "The Village at Lake Arrowhead" (the "IMPROVEMENTS").

     B. Purchaser is experienced in the evaluation and acquisition of real property improved with a shopping center.

     C. Seller desires to sell and convey to Purchaser, and Purchaser desires to purchase and acquire from Seller, the Property (as defined below) subject to the terms and conditions set forth below.

     NOW THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

     1. DESCRIPTION OF THE PROPERTY.

     Seller agrees to sell, assign and convey to Purchaser, and Purchaser agrees to purchase from Seller, the following:

     (a) The Land and the Improvements;

     (b) All of Seller's interest as lessor in all leases, licenses and other occupancy agreements covering the Land and Improvements (said leases, licenses and other occupancy agreements, together with any and all amendments, modifications or supplements thereto, are hereinafter referred to collectively as the "LEASES" and are identified on the Schedule of Leases attached hereto as EXHIBIT B);

     (c) All rights, privileges, licenses, easements and appurtenances to the Land and the Improvements, if any, including, without limitation, all of Seller's right, title and interest, if any, in and to all mineral and water rights and all easements, rights-of-way and other appurtenances used or connected with the beneficial use or enjoyment of the Land and the Improvements (the Land, the Improvements and all such easements and appurtenances (including, without limitation, Seller's interest under the Leases) are sometimes collectively hereinafter referred to as the "REAL PROPERTY");

     (e) All personal property and fixtures owned by Seller and located on the Real Property or on the Maintenance Yard (as described in EXHIBIT A-1 attached hereto), including, without limitation, all personal property owned by Seller and located in the Property management office and the equipment in the maintenance shed (the "PERSONAL PROPERTY"); and

     (f) All of Seller's interest in and to any websites, trademarks, trade names, logos and copyrights used in connection with the Real Property (including, without limitation, the name "THE VILLAGE AT LAKE ARROWHEAD"), excluding, however, Seller's name and trademarks or trade names of Seller's affiliated companies (collectively, the "TRADE NAMES"), together with Seller's interest in and to any Service Contracts (hereinafter defined) which Purchaser elects to take an assignment of in accordance with this Agreement, guarantees, licenses, certificates, including, without limitation, on a non-exclusive basis, the rights of Seller as the insured under that certain PLL Commercial Pollution Legal Liability Policy issued by AIG Environmental to Burnham Pacific Properties, Inc., as Policy No. PLC1957154 (the "ENVIRONMENTAL POLICY") and warranties, to the extent assignable (collectively, the "INTANGIBLE PROPERTY"), but excluding Seller's obligations under that certain Liquidation and Property Management Services Agreement by and among Burnham Pacific Properties, Inc. and DDR Real Estate Services Inc. ("DDRES"), dated as of September 10, 2000 (the "LIQUIDATION SERVICES AGREEMENT"), which shall be terminated as of the Closing.

     (g) All permits, licenses, authorizations, consents, entitlements, approvals and certificates relating to the Real Property, to the extent assignable (collectively, the "PERMITS"). (The Real Property, the Personal Property, the Trade Names, the Intangible Property and the Permits are sometimes collectively hereinafter referred to as the "PROPERTY").

     (h) Seller's rights, title and interest in (i) subject to the consent of The Arrowhead Joint Venture, that certain Shopping Center Lease, dated as of July 1, 1998, by and between Seller and Arrowhead Joint Venture (the "MAINTENANCE LEASE") for the Maintenance Yard, (ii) subject to the consent of Arrowhead Lake Association, that certain Conveyance of Easement Determinable, recorded on September 2, 1998, as Document No. 19980375829 (the "EASEMENT") concerning Seller's rights to use the docks and have access to Lake Arrowhead and (iii) subject to the consent of Arrowhead Lake Association, that certain Tour Boat License Agreement, dated April 13, 1998, as amended, by and between Arrowhead Lake Association and Arrowhead Village (as Seller's predecessor) (the "LICENSE").

     2. THE PURCHASE PRICE; ASSUMPTION OF LIABILITIES.

         The purchase price for the Property shall be $21,175,519 (the "PURCHASE PRICE"), subject to the adjustments and prorations hereinafter set forth.

     (a) Within two (2) business days after execution of this Agreement by all parties, Seller shall open an escrow account with Chicago Title Company ("ESCROW COMPANY") in preparation for the Closing.

     (b) Subject to the terms and conditions of SECTION 19, Purchaser shall take title to the Property subject to, and shall assume, the Existing Indebtedness (as defined in SECTION 19), and Purchaser shall be entitled to a credit against the Purchase Price for the outstanding balance due and owing to the Beneficiary (as defined in SECTION 19) thereunder as of the Closing Date.

     (c) At the Closing, Purchaser shall assume the liabilities and obligations of Seller arising from and after the Closing Date under or in respect of the Leases (including any obligation to refund any security deposits), the Maintenance Lease, the Easement, the License and the assigned Service Contracts (with the liability of Purchaser being limited to the same extent, if any, as Seller's liability is limited under such Service Contracts).

     All of the obligations to be assumed by Purchaser pursuant to SECTIONS 2(b) and 2(c) are hereinafter referred to as the "ASSUMED LIABILITIES."

     3. TITLE.

     (a) Purchaser has reviewed the proforma owner's title policy, dated September 27, 2001 (Order No. 2040052-K32), a copy of which is attached hereto as EXHIBIT I, pertaining to the Real Property (the "PROFORMA") prepared by Chicago Title Company ("TITLE COMPANY"), together with copies of all documents relating to the title exceptions and other matters referred to in such Proforma (the "TITLE DOCUMENTS").

     (b) Purchaser has reviewed the survey of the Real Property, dated February 20, 1998, prepared by CM Engineering Associates (the "SURVEY").

     (c) Purchaser hereby acknowledges that it has approved the Proforma and the Survey and shall take title to the Property subject to the exceptions and other matters contained in the Proforma and as shown on the Survey and approved pursuant to SECTION 3(d) or (e) (collectively, the "APPROVED MATTERS").

     (d) Purchaser shall have sole responsibility for obtaining, at its sole cost and expense, any update of the Proforma or Survey desired by Purchaser. Purchaser agrees to take title to the Real Property subject to any additional exceptions and other matters disclosed by such updates which
     (i) were known to Scott Verges or Dan Platt prior to or as of the date of this Agreement; (ii) were caused by Seller while Scott Verges or Dan Platt are employed as senior executives of Seller and (iii) rights of tenants under leases in effect as of the date of this Agreement, all of which shall be deemed Approved Matters.

     (e) If any written update, supplement or amendment to the PTR or Survey discloses an exception to title which is not covered by SECTIONS 3(c) or
     (d) above,
     then Purchaser may notify Seller in writing of Purchaser's disapproval of such new exception within ten (10) days after Purchaser's receipt of such update and a copy of the document relating to such new exception, and the exceptions disapproved in such timely notice shall also be "DISAPPROVED EXCEPTIONS." Any such matters or exceptions to title to the Property not disapproved in writing within the period specified above shall be deemed to be approved by Purchaser. Within ten (10) days after the date Seller receives Purchaser's written notice of any Disapproved Exception within the time periods specified above, Seller shall notify Purchaser in writing of any Disapproved Exceptions which Seller is unable or unwilling to cause to be removed or insured against prior to or at the Closing (the "UNRESOLVED EXCEPTIONS"). With respect to any Unresolved Exception, Purchaser shall elect, by giving written notice to Seller and the Escrow Company within five (5) days after Purchaser's receipt of Seller's determination regarding the Unresolved Exceptions, (i) to terminate this Agreement, or (ii) to waive Purchaser's disapproval of such Unresolved Exception, in such latter event each such Unresolved Exception shall then be deemed to be approved by Purchaser. Purchaser's failure to terminate this Agreement within such five
     (5) day period shall constitute Purchaser's agreement to treat such Unresolved Exceptions as approved by Purchaser. In the event Purchaser terminates this Agreement in accordance with this SECTION 3, this Agreement will be deemed terminated; provided that Purchaser shall pay all title and escrow cancellation fees with respect thereto.

     4. REPRESENTATIONS AND WARRANTIES OF SELLER.

     Seller represents and warrants to Purchaser that the following matters are true and correct as of the execution of this Agreement and will also be true and correct as of the Closing:

     (a) Seller is a limited partnership, duly formed, validly existing and in good standing under the laws of the State of Delaware. Each partner of Seller is an entity duly formed or organized (as the case may be), validly existing, and in good standing under the laws of its state of formation or incorporation.

     (b) This Agreement is, and all the documents executed by Seller which are to be delivered to Purchaser at the Closing will be, duly authorized, executed, and delivered by Seller, and is and will be legal, valid, and binding obligations of Seller enforceable against Seller in accordance with their respective terms (except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other principles relating to or limiting the right of contracting parties generally), and does not and will not violate any provisions of any agreement to which Seller is a party or to which it is subject.

     (c) Except for that certain Stipulation of Settlement with regard to IN RE BURNHAM PACIFIC PROPERTIES SHAREHOLDER LITIGATION, Case No. GIC743017, filed on February 7, 2000 in the Superior Court, San Diego County, California, none of the execution, delivery or performance of this Agreement by Seller does or will violate, constitute a default under, result in an acceleration of payments due or

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     creation of any lien upon the Property or require the approval or waiver of or filing with any governmental body, agency or instrumentality under (i) the organizational documents of Seller or its partners, or (ii) any judgment, decree, order, statute, injunction, rule, regulation or the like of a governmental unit applicable to Seller or its partners.

     The express representations and warranties made in this Agreement shall not merge into any instrument or conveyance delivered at the Closing.

     5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER.

     Purchaser represents and warrants to Seller that the following matters are true and correct as of the execution of this Agreement and will also be true and correct as of the Closing:

     (a) Purchaser is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. Each member in Purchaser is an entity duly formed or organized (as the case may be), validly existing and in good standing under the laws of its state of formation and incorporation.

     (b) This Agreement is, and all the documents executed by Purchaser which are to be delivered to Seller at the Closing will be, duly authorized, executed, and delivered by Purchaser, and is and will be legal, valid, and binding obligations of Purchaser enforceable against Purchaser in accordance with their respective terms (except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other principles relating to or limiting the right of contracting parties generally), and does not and will not violate any provisions of any agreement to which Purchaser is a party or to which it is subject.

     (c) The principals in Purchaser, Scott Verges and Dan Platt, are senior executives of Seller and are thoroughly familiar with the Property, including, without limitation, the economic condition of the Property and its market, the physical, structural and environmental condition of the Property, the status of existing leases and the future prospects for leasing at the Property, the condition of title to the Real Property, operating expenses incurred in operating and maintaining the Property and the extent of revenues from the Property. Purchaser has had ample opportunity to investigate all physical and economic aspects of the Property and to make all inspections and investigations of the Property which Purchaser deems necessary or desirable to protect its interests in acquiring the Property, including, without limitation, review of the Leases, building permits, certificates of occupancy, environmental audits, toxic reports, surveys, investigations of land use and development rights, the condition of title, soils and geological reports, engineering and structural tests, insurance contracts, contracts for work in progress, marketing studies.

     (d) None of the execution, delivery or performance of this Agreement by Purchaser does or will violate, constitute a default under, result in acceleration of payments due or require the approval or waiver of or filing with any governmental body, agency or instrumentality under (i) the organizational documents of Purchaser, or (ii) any judgment, decree, order, statute, injunction, rule, regulation or the like of a governmental unit applicable to Purchaser.

     (e) EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, (I) NEITHER SELLER, NOR ANYONE ACTING FOR OR ON BEHALF OF SELLER, HAS MADE ANY REPRESENTATION, WARRANTY, PROMISE OR STATEMENT, EXPRESS OR IMPLIED, TO PURCHASER, OR TO ANYONE ACTING FOR OR ON BEHALF OF PURCHASER, CONCERNING THE PROPERTY OR THE CONDITION, USE OR DEVELOPMENT THEREOF, (II) IN ENTERING INTO THIS AGREEMENT, PURCHASER HAS NOT RELIED ON ANY REPRESENTATION, WARRANTY, PROMISE OR STATEMENT, EXPRESS OR IMPLIED, OF SELLER, OR ANYONE ACTING FOR OR ON BEHALF OF SELLER, (III) ALL MATTERS CONCERNING THE PROPERTY HAVE BEEN OR SHALL BE INDEPENDENTLY VERIFIED BY PURCHASER PRIOR TO THE CLOSING, AND PURCHASER SHALL PURCHASE THE PROPERTY ON PURCHASER'S OWN PRIOR INVESTIGATION AND EXAMINATION OF THE PROPERTY (OR PURCHASER'S ELECTION NOT TO DO SO); (IV) AS A MATERIAL INDUCEMENT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY SELLER, PURCHASER IS PURCHASING THE PROPERTY IN AN "AS IS" PHYSICAL CONDITION AND IN AN "AS IS" STATE OF REPAIR, WITH ALL FAULTS, (V) THE PRINCIPALS OF PURCHASER ARE SENIOR OFFICERS OF SELLER AND IN SUCH CAPACITY ARE FAMILIAR WITH THE CONDITION OF THE PROPERTY AND
     (VI) PURCHASER WAIVES, AND SELLER DISCLAIMS, ALL WARRANTIES OF ANY TYPE OR KIND WHATSOEVER WITH RESPECT TO THE PROPERTY, WHETHER EXPRESS OR IMPLIED, INCLUDING, BY WAY OF DESCRIPTION BUT NOT LIMITATION, THOSE OF FITNESS FOR A PARTICULAR PURPOSE AND USE, TENANTABILITY OR HABITABILITY.

     (f) No financing for this transaction shall be provided by Seller.

     (g) Purchaser acknowledges that Seller is a party to and the Property is subject to that certain Purchase and Sale Agreement by and among Burnham Pacific Operating Partnership, L.P., a Delaware limited partnership, as seller, and Kenneth V. Stevens and Deborah A. Stevens, as Trustees of the Kenneth Vincent Stevens and Deborah Ann Stevens Revocable Family Trust, GIC Enterprises, Inc., a California corporation, Graziadio Investment Company, a California limited partnership, and Ginarra Partners, LLC, a California limited liability company, as buyers, dated as of April 2, 2001 (the "BPOP AGREEMENT"). Purchaser shall cooperate with Seller and such other parties as necessary to complete the transaction contemplated by Section 11.19 of the BPOP Agreement, in compliance with such section and to Seller's satisfaction (in its sole and absolute discretion); PROVIDED, HOWEVER, that in connection with such cooperation Purchaser shall not be required to incur any liability or assume any responsibility other than as set forth in this Agreement.

     The express representations and warranties made in this Agreement shall not merge into any instrument or conveyance delivered at the Closing.

     6. CONFIDENTIALITY.

     Purchaser shall keep confidential the information contained in the materials delivered or provided for inspection by Seller and shall not disclose such information to any third parties, except that Purchaser may provide such information to its lenders, consultants, attorneys, direct and indirect partners, members or shareholders and prospective investors in connection with Purchaser's acquisition of the Property (PROVIDED THAT Purchaser shall instruct the aforesaid parties to maintain the confidentiality of such information). If the transaction contemplated by this Agreement is not consummated for any reason, Purchaser promptly shall return to Seller, and instruct its representatives, consultants, attorneys, and prospective investors to return to Seller, all copies and originals of information and materials previously provided for inspection by Seller to Purchaser. The provisions of this SECTION 6 shall survive any termination of this Agreement. This SECTION 6 shall cease to apply to Purchaser upon the Closing of the purchase and sale contemplated by this Agreement.

     7. CONDITIONS PRECEDENT TO CLOSING.

     (a) The following shall be conditions precedent to Purchaser's obligation to consummate the purchase and sale transaction contemplated herein (the "PURCHASER'S CONDITIONS PRECEDENT"):

          (i) Purchaser shall not have terminated this Agreement in accordance with SECTIONS 3, 14 or 19 of this Agreement.

          (ii) Title Company shall stand ready to issue, at the Closing, an ALTA Owner's Policy of Title Insurance (the "TITLE POLICY"), dated the date and time of Closing in the form of the Proforma attached hereto as EXHIBIT I, subject only to the Approved Matters.

          (iii) There shall be no material breach of any of Seller's representations, warranties or covenants set forth in SECTION 4 and SECTION 8, as of the Closing.

          (iv) Seller shall have delivered to the Escrow Company the items described in SECTION 9.

          (v) Beneficiary (as defined in SECTION 19) shall have approved Purchaser's assumption of the Existing Indebtedness without requiring any modification in the economic terms thereof or allocation of liabilities therein.

          (vi) Seller shall not have terminated this Agreement pursuant to
SECTION 7(b).

          (vii) Seller shall have caused the Environmental Policy covering the Property to be assigned to Purchaser to the extent the terms of such policy permit such assignment; provided that such assignment shall prohibit Purchaser from making claims under such policy for any release or other matter first arising after the Closing for such Property.

          (viii) Arrowhead Lake Association shall have approved the assignment of the Easement and the License to Purchaser.

          (ix) (1) the cost to repair the seawall at the Property is less than $250,000 (in which case Seller will establish at Closing a holdback account with Escrow Holder in the amount of the maximum cost to repair the seawall) or (2) if the cost to repair the seawall at the Property is greater than or equal to $250,000, then either (a) Seller and Purchaser shall have reached agreement (each in their sole and absolute discretion) on the appropriate method to repair the seawall at the Property, the maximum estimated cost to repair the seawall and the method for funding the repair of the seawall, or (b) if Purchaser and Seller are unable to agree as set forth in (a) above, then Seller shall have agreed nonetheless (in its sole and absolute discretion) to pay up to the maximum cost of the seawall repair and will establish at Closing a holdback account with Escrow Holder in the amount of the maximum cost to repair the seawall.

          (x) DDRES shall have provided to Purchaser and Seller an estimate of the cost to repair the parking structure at the Property, and Purchaser and Seller shall have reached agreement (each in their sole and absolute discretion) on the appropriate method to repair the parking structure at the Property, the maximum estimated cost to repair the parking structure and the method for funding the repair of the parking structure. If Purchaser and Seller are unable to agree as set forth above, then either Seller or Purchaser may, by written notice to the other, terminate this Agreement.

The conditions set forth in this SECTION 7(a) are solely for the benefit of Purchaser and may be waived only by Purchaser. Purchaser shall, at all times prior to the termination of this Agreement, have the right to waive any of these conditions.

     (b) The following shall be conditions precedent to Seller's obligation to consummate the purchase and sale transaction contemplated herein (the "SELLER'S CONDITIONS PRECEDENT"):

          (i) Purchaser shall not have terminated this Agreement in accordance with SECTION 14 of this Agreement.

          (ii) Purchaser shall have delivered to Escrow Company, prior to the Closing, for disbursement as directed hereunder, all cash or other immediately available funds due from Purchaser in accordance with this Agreement.

          (iii) There shall be no material breach of any of Purchaser's representations, warranties or covenants set forth in SECTION 5 and SECTION 6, as of the Closing.

          (iv) Purchaser shall have delivered to Escrow Company the items described in SECTION 10.

          (v) Beneficiary (as defined in SECTION 19) shall have approved Purchaser's assumption of the Existing Indebtedness.

          (vi) Seller shall not have terminated this Agreement pursuant to
SECTION 15(b).

          (vii) Seller shall have obtained and approved in its sole and absolute discretion an appraisal from an independent appraiser as to the fair market value of the Property.

          (viii) Seller shall have obtained and approved in its sole and absolute discretion a fairness opinion from Houlihan Lokey on such matters as it deems appropriate.

          (ix) Seller shall have obtained a legal opinion from its counsel that the sale of the Property pursuant to this Agreement is not in violation of the terms of that certain Stipulation of Settlement with regard to IN RE BURNHAM PACIFIC PROPERTIES SHAREHOLDER LITIGATION, Case No. GIC743017, filed on February 7, 2000 in the Superior Court, San Diego County, California.

          (x) (1) the cost to repair the seawall at the Property is less than $250,000 (in which case Seller will establish at Closing a holdback account with Escrow Holder in the amount of the maximum cost to repair the seawall) or (2) if the cost to repair the seawall at the Property is greater than or equal to $250,000, then either (a) Seller and Purchaser shall have reached agreement (each in their sole and absolute discretion) on the appropriate method to repair the seawall at the Property, the maximum cost to repair the seawall and the method for funding the repair of the seawall, or (b) if Purchaser and Seller are unable to agree as set forth in (a) above, then Seller shall have agreed nonetheless (in its sole and absolute discretion) to pay up to the maximum cost of the seawall repair and will establish at Closing a holdback account with Escrow Holder in the amount of the maximum cost to repair the seawall.

          (xi) DDRES shall have provided to Purchaser and Seller an estimate of the cost to repair the parking structure at the Property, and Purchaser and Seller shall have reached agreement (each in their sole and absolute discretion) on the appropriate method to repair the parking structure at the Property, the maximum estimated cost to repair the parking structure and the method for funding the repair of the parking structure. If Purchaser and Seller are unable to agree as set forth above, then either Seller or Purchaser may, by written notice to the other, terminate this Agreement.

          (xi) The transaction contemplated by Section 11.19 of the BPOP Agreement (as defined in SECTION 5(g)) shall have been completed in compliance with such section and to Seller's satisfaction (in its sole and absolute discretion).

The conditions set forth in this SECTION 7(b) are solely for the benefit of Seller and may be waived only by Seller. Seller shall, at all times prior to the termination of this Agreement, have the right to waive any of these conditions.

     8. COVENANTS OF SELLER.

     Seller covenants with Purchaser, as follows:

     (a) After the date hereof and prior to the Closing, Seller shall not enter into any new Leases, or amend, modify or extend any existing Leases, in any case without the prior written consent of Purchaser (which consent shall not be unreasonably withheld); PROVIDED, HOWEVER, that Purchaser shall be deemed to have consented to any new or amended Lease if such Lease or amendment is entered into by Seller during the time that Scott C. Verges or Dan Platt is a senior executive of Seller. If Purchaser consents to any such new Lease, or is deemed to have consented to any such new Lease or to the amendment, modification or extension of any existing Lease, then, if the transaction contemplated by this Agreement is consummated, Purchaser shall be solely responsible for the payment of all leasing commissions in connection therewith and any tenant improvement costs or allowance, move-in allowance and any other payment to the Tenant thereunder (whether coming due prior to the Closing, if the transaction contemplated by this Agreement closes, in which case any such amount shall be payable to Seller at Closing, or after the Closing); PROVIDED THAT Seller shall be responsible for the payment of all leasing commissions for any Lease extension under an extension option that has been exercised by a tenant under its Lease prior to the Closing even though such extension is not finalized until after the Closing.

     (c) Until the Closing, Seller shall keep the Property insured against fire, vandalism and other loss, damage and destruction in accordance with insurance policies and coverage currently in force for the Property as of the date of this Agreement. Except for the Environmental Policy currently held by Seller for the Property which shall be assigned to Purchaser at the Closing, Seller's insurance policies shall not be assigned to Purchaser at the Closing, and Purchaser shall be obligated to obtain its own insurance coverage from and after the Closing.

     (d) Until the Closing, Seller shall operate and maintain the Property in the manner being operated and maintained on the date of this Agreement.

     (e) Seller shall use reasonable efforts to complete the capital improvements described on EXHIBIT H attached hereto; PROVIDED THAT the completion of such capital improvements shall not be a condition to the Closing. Purchaser shall receive a credit against the Purchase Price for the amount of any uncompleted capital improvements pursuant to SECTION 11(e).

     9. SELLER'S CLOSING DELIVERIES.

     At least one (1) business day prior to the Closing, Seller shall deliver or cause to be delivered to the Escrow Company the following (collectively, the "SELLER CLOSING DOCUMENTS"):

     (a) A Grant Deed executed by Seller, in the form of EXHIBIT C attached hereto, conveying the Real Property to Purchaser free and clear of all claims, liens and encumbrances except the exceptions shown on the Proforma and matters arising by or through Purchaser (the "GRANT DEED").

     (b) A Bill of Sale executed by Seller, in the form of EXHIBIT D attached hereto, conveying to the Purchaser title to the Personal Property (the "BILL OF SALE").

     (c) An affidavit in the form of EXHIBIT E attached hereto, certifying that Seller is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code (the "CERTIFICATE OF NON-FOREIGN STATUS").

     (d) An Assignment executed by Seller, in the form of EXHIBIT F attached hereto, assigning to Purchaser those Service Contracts which Purchaser has elected to take an assignment of, the License, any warranties, guaranties and indemnities relating to the Property and the Environmental Policy, to the extent that such items are assignable (the "ASSIGNMENT").

     (e) An Assignment of Leases executed by Seller, in the form of EXHIBIT G attached hereto, assigning to Purchaser all of Seller's interest under the Leases and the security deposits thereunder, together with the Maintenance Lease (the "ASSIGNMENT OF LEASES").

     (f) Written notices to the Tenants advising them of the change of ownership and directing them to pay rent and other charges under their respective Leases from and after the Closing as directed by Purchaser.

     (g) To the extent in Seller's possession, original Leases, together with all records, books of account and papers in Seller's possession relating to the construction, ownership and operations of the Property.

     (h) Keys and combinations to locked compartments within the Property.

     (i) The instruments, documents or certificates as are customarily required by the Title Company to be executed or provided by Seller as a condition to the issuance of the Title Policy at the Closing pursuant to the Proforma.

     (j) A California Franchise Tax Board Form 597-W, specifying that Seller has a permanent place of business in California and is qualified to do business in California.

     (k) An Assignment of Easement executed by Seller, Purchaser and Arrowhead Lake Association, in the form of EXHIBIT J attached hereto, assigning to Purchaser all of Seller's right, title and interest in the Easement, subject to the consent of Arrowhead Lake Association.

     10. PURCHASER'S CLOSING DELIVERIES.

     At least one (1) business day prior to the Closing, Purchaser shall deliver to the Escrow Company (collectively, the "PURCHASER CLOSING DOCUMENTS"):

     (a) Such sums as required to pay Purchaser's share of the Closing costs, prorations, reimbursements and adjustments as set forth in SECTIONS 11 and 12 herein, in immediately available funds.

     (b) Executed counterparts of the Loan Assumption Documents, if applicable, as set forth in SECTION 19 below.

     (c) A certificate stating that, as of the Closing, Purchaser had the opportunity to investigate all physical and economic aspects of the Property and to make all inspections and investigations of the Property which Purchaser deemed necessary or desirable to protect its interests in acquiring the Property, including, without limitation, review of the Leases (and the rights of the Tenants thereunder), building permits, certificates of occupancy, environmental audits and assessments, toxic reports, surveys, investigation of land use and development rights, development restrictions and conditions that are or may be imposed by governmental agencies, agreements with associations affecting or concerning the Property, the condition of title, soils and geological reports, engineering and structural tests, insurance contracts, contracts for work in progress, marketing studies, cost-to-complete studies, governmental agreements and approvals, architectural plans and site plans.

     (d) Such other documents, instruments or agreements which Purchaser may be required to deliver to Seller pursuant to the other provisions of this Agreement or which are reasonably necessary to consummate the transactions set forth herein.

     11. PRORATIONS, CREDITS AND ADJUSTMENTS.

     (a) The following shall be prorated and adjusted between Seller and Purchaser as of the day of the Closing, except as otherwise specified:

          (i) TAXES. General real estate, personal property and ad valorem taxes and assessments, and any improvement or other bonds encumbering the Property, for the current tax year for the Property shall be the responsibility of Seller through the day before the Closing (which proration shall take into account amounts paid by the Tenants for such taxes and assessments, or as reimbursement thereof).

          (ii) OPERATING EXPENSES. All utility expenses for gas, water, electricity, heat, fuel, sewer and other utilities relating to the Property shall be the responsibility of Seller through the day before the Closing, based on final readings done as of the day before the Closing, and Purchaser shall be responsible for all such utility expenses accruing on and after the Closing, and there shall be no other proration of such utility expenses. All insurance premiums under Seller's existing policies relating to the Property shall be Seller's responsibility through the day before the Closing, and, there shall be no proration of such insurance premiums; none of Seller's insurance policies (or any proceeds payable thereunder, except for the Environmental Policy and except as expressly provided for in SECTION 14 below) will be assigned to Purchaser at the Closing, and Purchaser shall be solely obligated to obtain any and all insurance that it deems necessary or desirable. All payments under the Service Contracts shall be the responsibility of Seller through the last day of the calendar month in which the Closing occurs, with Purchaser responsible for all amounts thereafter accruing under the Service Contracts, and there shall be no other proration of amounts payable under the Service Contracts. Seller shall receive a credit at the Closing in an amount equal to the Pre-Closing Allocable Share (defined below) of amounts payable under the Leases in calendar year 2001 as "pass-throughs" or reimbursements for common area maintenance costs, taxes and assessments and insurance premiums and other operating expenses relating to the Property. As used in this SECTION 11, the "PRE-CLOSING ALLOCABLE SHARE" will be a fraction, the numerator of which is the number of days in calendar year 2001 occurring up to but not including the Closing and the denominator of which is 365. Purchaser shall receive a credit at the Closing in the amount equal to Two Million Dollars ($2,000,000) for certain leasing commissions, tenant improvement costs, capital expenditures and deferred maintenance on the Property not described on EXHIBIT H attached hereto. The parties hereto agree that Purchaser shall not assume the responsibility for the salaries or other payments due to the nine (9) employees of DDRES that are currently working at the Property, as such employees shall be terminated by Seller prior to the Closing.

          (iii) BASE RENT. Rent and other charges under the Leases (to the extent such monies have actually been collected by Seller) shall be for the account of Seller for the period through the day before the Closing, except that Additional Rents (defined below) shall be prorated in accordance with SECTION 11(a)(iv) below. Rents and other charges under the Leases which are delinquent as of the Closing shall not be prorated, and rents and other amounts received by Purchaser after the Closing from a Tenant owing such delinquent rent or other charges shall be applied (A) first, Purchaser's actual out-of-pocket costs of collection incurred with respect to such Tenant; (B) second, to rents due from such Tenant for the month in which such payment is received by Purchaser; (C) third, to rents attributable to any period after the Closing which are past due on the date of receipt; and (D) finally, to rents and other charges delinquent as of the Closing (and Purchaser promptly shall remit such amounts to Seller). Purchaser agrees that it shall use commercially reasonable efforts to collect any such delinquent rents (PROVIDED, HOWEVER, that Purchaser shall have no obligation to institute legal proceedings, including an action for unlawful detainer, against a tenant owing delinquent rents). Seller agrees to deliver to Purchaser any rents received by Seller for the period from and after the Closing Date.

          (iv) ADDITIONAL RENTS. Any percentage rent, escalation charges for real estate taxes, parking charges, operating and maintenance expenses, pass-throughs for roof, parking area and other capital asset replacements (including amortization payments), escalation rents or charges, electricity charges, cost of living increases or any other charges of a similar nature other than fixed or base rent under the Leases (collectively, the "Additional Rents") shall be prorated as of the Closing Date between Purchaser and Seller, with proration payments to be made on or before the date which is ninety (90) days following the end of the calendar year in which the Closing occurs based on the actual number of days of the year and month which shall have elapsed as of the Closing Date. Prior to the Closing, Seller shall provide Purchaser on an estimated basis with information regarding Additional Rents which were received by Seller prior to Closing and the amount of reimbursable expenses paid by Seller prior to Closing. If Seller's collections of such amounts is in excess of the amounts actually paid by Seller for such items for the period prior to Closing, then Purchaser shall receive a credit at Closing for the excess amounts collected. Purchaser shall apply all such excess amounts to the charges owed by Purchaser for such items for the period after the Closing and, if required by the Leases, shall rebate or credit the tenants with any remainder. If it is determined that the amount collected during Seller's ownership period was less than the amounts actually paid by Seller for such items for the period prior to the Closing, then the collection and remitting of such amounts shall be governed by the provisions of subsection (iii) above regarding the post-closing application of rents. With respect to reimbursable expenses paid by Seller prior to Closing, but not billed to tenants prior to Closing, Seller will provide to Purchaser all relevant information including supporting documentation and Seller's calculation of the amount to be billed to each tenant. On or before the date which is ninety (90) days following the end of the calendar year in which the Closing occurs, Purchaser shall deliver to Seller a reconciliation of all expenses reimbursable by tenants under the Leases, and the amount of Additional Rents received by Seller and Purchaser relating thereto (the "RECONCILIATION"). Upon reasonable notice and during normal business hours, each party shall make available to the other all information reasonably required to confirm the Reconciliation. In the event of any overpayment of Additional Rents by the tenants to Seller, Seller shall promptly, but in no event later than fifteen
(15) days after receipt of the Reconciliation, pay to Purchaser the amount of such overpayment and Purchaser, as the landlord under the particular Leases, shall pay or credit to each applicable tenant the amount of such overpayment. In the event of an underpayment of Additional Rents by the tenants to Seller, Purchaser shall pay to Seller the amount of such underpayment within fifteen
(15) days following Purchaser's receipt of any such amounts from the tenants.

          (v) SECURITY DEPOSITS. The amount of all unapplied security deposits under the Leases shall be credited to Purchaser or paid in cash to Purchaser;

PROVIDED, HOWEVER, that if any tenant security deposit is in the form of a letter of credit, promissory note or similar instrument, Seller shall use its best efforts to cause such letter of credit, promissory note or other instrument to be assigned and transferred to Purchaser no later than thirty (30) days after the Closing, and there shall be no credit against the Purchase Price at the Closing with respect to any such tenant security deposit.

          (vi) ADJUSTMENTS TO PRORATIONS. After the Closing, the parties shall from time to time, as soon as is practicable after accurate information becomes available and in any event within one (1) year following the Closing, recalculate and reapportion any of the items subject to proration or apportionment (i) which were not prorated and apportioned at the Closing because of the unavailability of the information necessary to compute such proration, or
(ii) which were prorated or apportioned at the Closing based upon estimated or incomplete information, or (iii) for which any errors or omissions in computing prorations at the Closing are discovered subsequent thereto, and thereafter the proper party shall be reimbursed based on the results of such recalculation and reapportionment. Unless otherwise specified herein, all such reimbursements shall be made on or before thirty (30) days after receipt of notice of the amount due.

          (vii) PRIOR YEAR'S RECONCILIATION. If the Closing occurs before Seller has performed the annual reconciliation of Additional Rents for the calendar year immediately preceding the calendar year in which the Closing occurs, then Seller shall, as soon as practicable after Closing, perform such reconciliation at its sole cost and expense. Upon completion of such annual reconciliation, Seller shall immediately deliver to Purchaser a detailed description of any Additional Rents which are payable by or reimbursable to any present tenant (the "PRIOR YEAR RECONCILIATION"). The Prior Year Reconciliation shall be accompanied by all applicable back-up documentation, together with Seller's check for such Additional Rents which are reimbursable to a tenant. Based upon Seller's calculations, Purchaser shall send customary statements for reimbursement of Additional Rents to tenants under the Leases based on the Prior Year Reconciliation, and shall remit to Seller within thirty (30) days of receipt, all sums so collected. If Seller's calculations show that Additional Rents have been overpaid by any present tenant and Seller has submitted its check to Purchaser for such amounts, Purchaser shall refund such Additional Rents to such tenant.

          (viii) LOAN ASSUMPTION In connection with the Loan Assumption (as defined in SECTION 19), accrued and unpaid interest, reserves, impounds or escrow deposits, fees, charges and outstanding principal payable under the Existing Indebtedness with respect to the period prior to the Closing shall be the responsibility of Seller. Any unpaid interest, principal, reserves, charges, impounds or escrow deposits shall be prorated for the month in which the Closing occurs with Purchaser receiving a credit for any amounts which it pays and which are attributable to the period before the Closing. Additionally, at the Closing, Purchaser shall receive a credit for the amount of principal amortization paid by

Seller on the Existing Indebtedness for the period commencing on October 1, 2001, through the Closing Date.

     (b) For purposes of calculating prorations, Purchaser shall be deemed to be in title to the Property, and, therefore, entitled to the income therefrom and responsible for the expenses thereof for the entire day upon which the Closing occurs. All such prorations shall be made on the basis of the actual number of days of the month which shall have elapsed as of the day of the Closing and based upon the actual number of days in the month and a three hundred sixty-five (365) day year. The amount of such prorations shall be initially performed by Seller and Purchaser at Closing but, except as set forth above, shall be subject to adjustment in cash after the Closing outside of escrow as and when complete and accurate information becomes available, if such information is not available at the Closing. Seller and Purchaser shall cooperate and use their best efforts to make such adjustments no later than sixty (60) days after the Closing (except with respect to property taxes, which shall be adjusted within sixty (60) days after the tax bills for the applicable period are received).

     (c) Without limiting the generality of the foregoing, Seller and Purchaser agree that, with respect to any property tax appeals or reassessments filed by Seller for tax years prior to the year in which the Closing occurs, Seller shall be entitled to the full amount of any refund or rebate resulting therefrom (subject to any requirement under the Leases to pay to the Tenants a share of any such refund or rebate, which shall be Seller's sole obligation), and with respect to any property tax appeals or reassessments filed by Seller for the tax year in which the Closing occurs, Seller and Purchaser shall share the amount of any rebate or refund resulting therefrom (after first paying to Seller all costs and expenses incurred by Seller in pursuing such appeal or reassessment) in proportion to their respective periods of ownership of the Property for such tax year (with Seller and Purchaser each obligated for any amount of such refund or rebate required to be paid to the Tenants for its respective period of ownership of the Property for such tax year).

     (d) Except as set forth in this SECTION 11, all items of income and expense which accrue for the period prior to the Closing will be for the account of Seller and all items of income and expense which accrue for the period on and after the Closing will be for the account of Purchaser. The provisions of this SECTION 11 shall survive the Closing.

     (e) Purchaser shall receive a credit against the Purchase Price for capital improvements shown on the attached EXHIBIT H not yet completed or paid for as of the Closing Date. The amount of the credit shall be the amount reasonably determined by DDRES, as approved by Purchaser and Seller, as the amount necessary to complete the capital improvements in accordance with the purchase order or contract for such capital improvement; provided, however, that the amount of the credit for each item may not exceed the lesser of (i) the amount set forth on EXHIBIT H, or (ii) if applicable, the amount set forth on the purchase order or construction contract for such item which remains unpaid. DDRES shall determine the amount of the credit no later than five (5) days prior to the Closing Date.

     12. CLOSING.

     The purchase and sale contemplated herein shall close (the "CLOSING") on or before February 28, 2002, (the "CLOSING DATE"), subject to extension by Seller in order to permit satisfaction of Seller's Conditions Precedent; PROVIDED THAT in no event shall the Closing Date be later than April 30, 2002. As used herein, the term "Closing" means the date and time that Seller's Grant Deed is recorded in the Official Records.

     13. CLOSING COSTS.

     (a) Seller shall pay any documentary transfer tax due in connection with the consummation of the transaction contemplated herein, the premium for the Title Policy equal to the amount of a standard coverage owner's policy and fifty percent (50%) of all other escrow and closing costs.

     (b) Seller shall also pay all costs and expenses incurred in connection with the Loan Assumption (including, without limitation, any loan assumption fee, Beneficiary's out-of-pocket expenses, legal fees, title, escrow, documentation and appraisal costs relating thereto, and lender's title insurance policy).

     (c) Purchaser shall pay any additional title insurance premium payable in connection with Purchaser obtaining an extended coverage owner's policy and any lender's policy of title insurance, the cost of any title endorsements, any reinsurance of the risk covered by the Title Policy, the fee for recording the Grant Deed and any other documents Purchaser elects to record in the Official Records, and fifty percent (50%) of all other escrow and closing costs.

     (d) Each party shall bear the expense of its own counsel.

     (e) If the sale of the Property contemplated hereunder does not occur because of a default by Purchaser, all escrow cancellation and title fees shall be paid by Purchaser. If the sale of the Property does not occur because of a default by Seller, all escrow cancellation and title fees shall be paid by Seller. If the sale of the Property contemplated hereunder does not occur because of the failure of a Seller's Condition Precedent or a Purchaser's Condition Precedent, in each case other than due to default, Seller shall pay all escrow cancellation and title fees.

     14. RISK OF LOSS; CASUALTY AND CONDEMNATION; MATERIAL ADVERSE CHANGE.

     (a) If prior to the Closing, the Improvements, or any part thereof, are materially damaged (as set forth in SECTION 14(d)), Purchaser shall have the right, exercisable by giving written notice to Seller within five (5) days after receiving written notice of such damage or destruction (but in any event prior to the Closing), either (i) to terminate this Agreement, in which case the documents in escrow shall be returned to the party depositing the same, and neither party shall have any further rights or obligations under this Agreement, except for those obligations that are to survive the termination of this Agreement, as expressly set forth elsewhere in this Agreement, or (ii) to accept the Property in its then condition and to proceed with the Closing without any abatement or reduction in the Purchase Price (other than a credit for any deductible or any insurance proceeds received by Seller prior to Closing, less Seller's actual out-of-pocket expenses incurred to obtain such insurance proceeds) and receive an assignment of all of Seller's right to any insurance proceeds payable by reason of such damage or destruction. A failure by Purchaser to notify Seller in writing within such five (5) day period shall be deemed an election to proceed under CLAUSE (ii) above. If Purchaser elects (or is deemed to elect) to proceed under CLAUSE (ii) above, Seller shall not compromise, settle or adjust any claims to such proceeds without Purchaser's prior written consent.

     (b) If prior to the Closing, all or any material portion (as set forth in SECTION 14(d)) of the Property is subject to a taking by public authority, Purchaser shall have the right, exercisable by giving written notice to Seller within five (5) days after receiving written notice of such taking (but in any event prior to the Closing), either (i) to terminate this Agreement, in which case the documents in escrow shall be returned to the party depositing the same, and neither party shall have any further rights or obligations under this Agreement, except for those obligations that are to survive the termination of this Agreement, as expressly set forth elsewhere in this Agreement, or (ii) to accept the Property in its then condition, without any abatement or reduction in the Purchase Price (other than a credit for any award received by Seller prior to Closing, less Seller's actual out-of-pocket expenses incurred to obtain such award), and receive an assignment of all of Seller's rights to any condemnation award payable by reason of such taking. A failure by Purchaser to notify Seller in writing within such five (5) day period shall be deemed an election to proceed under CLAUSE (ii) above. If Purchaser elects (or is deemed to elect) to proceed under CLAUSE (ii) above, Seller shall not compromise, settle or adjust any claims to such award without Purchaser's prior written consent. As used in this SECTION 14, "TAKING" shall mean any transfer of the Property or any portion thereof to a governmental entity or other party with appropriate authority, by exercise of the power of eminent domain.

     (c) If prior to the Closing, any non-material portion of the Property is damaged or subject to a taking, Purchaser shall accept the Property in its then condition (without any abatement or reduction in the Purchase Price other than a credit for any deductible or any insurance proceeds received by Seller prior to Closing, less Seller's actual out-of-pocket expenses incurred to obtain such insurance proceeds) and proceed with the Closing, in which case Purchaser shall be entitled to an assignment of all of Seller's rights to any insurance proceeds or any award in connection with such taking, as the case may be. If any such non-material damage or taking occurs, Seller shall not compromise, settle or adjust any claims to such insurance proceeds or such award, as the case may be, without Purchaser's prior written consent.

     (d) For the purpose of this SECTION 14, damage to the Property or a taking of a portion thereof shall be deemed to involve a material portion thereof if:

          (i) in the case of damage to the Property, the reasonably estimated cost to repair the damage exceeds $400,000; or

          (ii) in the case of a taking, such taking would, in the reasonable opinion of Purchaser, leave remaining a balance of the Real Property, which, due either to the area taken or the location of the part taken would not, under applicable zoning laws or building regulations then prevailing, readily accommodate a new or restructured building or buildings of a type and size generally similar to the building or buildings existing on the date hereof, or would result in inadequate parking or lack of reasonable access to public roads.

     (e) If prior to the Closing, a Material Adverse Change occurs to the Property, Purchaser shall have the right, exercisable by giving written notice to Seller within five (5) days after the occurrence of such Material Adverse Change (but in any event prior to the Closing), either (i) to terminate this Agreement, in which case the documents in escrow shall be returned to the party depositing the same, and neither party shall have any further rights or obligations under this Agreement, except for those obligations that are to survive the termination of this Agreement, as expressly set forth elsewhere in this Agreement, or (ii) to accept the Property in its then condition, without any abatement or reduction in the Purchase Price. A failure by Purchaser to notify Seller in writing within such five (5) day period shall be deemed an election to proceed under CLAUSE (ii) above. As used in this SECTION 14(e), "MATERIAL ADVERSE CHANGE" means (1) the default by any tenant under a Lease with a base rent equal to or in excess of $300,000 per year and the failure to cure such default under the terms of such Lease, (2) any tenant under a Lease with a base rent equal to or in excess of $300,000 per year files for relief as debtor or bankrupt under Title 11 of the U.S. Code or like provision of law or is determined insolvent by a court proceeding or (3) the filing of a Material Lawsuit. "MATERIAL LAWSUIT" means a claim filed against Seller or the Property that either restricts the sale of the Property or is an uninsured claim seeking damages in excess of $500,000.

     (f) Seller agrees to give Purchaser notice of any taking, damage or destruction of the Property or Material Adverse Change promptly after Seller obtains knowledge thereof. If a taking or casualty as set forth in this SECTION 14 shall occur, Seller shall initiate all actions required to adjust, compromise and collect the awards payable by the condemning authority or the proceeds payable under the applicable policy or policies of casualty insurance. Purchaser shall have the right (but not the obligation) to participate with Seller in the initiation of all such actions and, in any event, Seller shall consult with, and keep Purchaser advised of, Seller's progress in connection therewith.

     15. DEFAULT.

     (a) If Seller defaults in its obligations under this Agreement, Purchaser shall be entitled to have all remedies at law and in equity; PROVIDED, HOWEVER, that in an action for damages, Purchaser shall be limited to recovering its actual costs and damages but not any consequential damages.

     (b) Notwithstanding clause (a) above, prior to October 31, 2001, Seller may terminate this Agreement in its sole and absolute discretion if it obtains an offer to purchase the Property that it deems in its sole and absolute discretion to be superior to the terms of this Agreement. If Seller elects to terminate this Agreement pursuant to the preceding sentence, such termination shall not be a default by Seller under this Agreement and, upon such termination, neither party shall have any further rights or obligations under this Agreement, except for those obligations that are expressly to survive the termination of this Agreement.

     16. BROKER'S COMMISSION.

     Purchaser and Seller each represent and warrant to the other that no brokerage commission, finder's fee or other compensation is due or payable with respect to the transaction contemplated hereby, except for that certain $100,000 commission to be paid by Seller to CB Richard Ellis pursuant to that certain Sale Listing Agreement, dated as of September 1, 2001, by and between Burnham Pacific Properties, Inc., a Maryland corporation, and CB Richard Ellis, a Delaware corporation. Purchaser shall indemnify, defend, and hold the Seller Parties harmless from and against any losses, damages, costs and expenses (including, but not limited to, reasonable attorneys' fees and costs) incurred by the Seller Parties, or each of them, by reason of any breach or inaccuracy of the Purchaser's representations and warranties contained in this SECTION 16. Seller shall indemnify, defend, and hold Purchaser harmless from and against any losses, damages, costs and expenses (including, but not limited to, reasonable attorneys' fees and costs) incurred by Purchaser by reason of any breach or inaccuracy of Seller's representations and warranties contained in this SECTION
16. The provisions of this SECTION 16 shall survive the Closing.

     17. ESCROW.

     (a) INSTRUCTIONS. Within two (2) days after execution of this Agreement, Purchaser and Seller each shall deposit a copy of this Agreement executed by such party (or either of them shall deposit a copy executed by both Purchaser and Seller) with Escrow Company. This Agreement, together with such further instructions, if any, as the parties shall jointly provide to Escrow Company by written agreement, shall constitute the escrow instructions. If any requirements relating to the duties or obligations of Escrow Company hereunder are not acceptable to Escrow Company, or if Escrow Company requires additional instructions, the parties hereto agree to make such deletions, substitutions and additions hereto as counsel for Purchaser and Seller shall mutually approve, which additional instructions shall not substantially alter the terms of this Agreement unless otherwise expressly agreed to by Seller and Purchaser.

     (b) DEPOSITS INTO ESCROW. Seller shall make its deposits into escrow in accordance with SECTION 9. Purchaser shall make its deposits into escrow in accordance with SECTION 10. Escrow Company is authorized to close the escrow only if and when: (i) Escrow Company has received all items to be delivered by Seller and Purchaser pursuant to SECTIONS 9 and 10; and (ii) Title Company can and will issue the Title Policy concurrently with the Closing.

     (c) CLOSE OF ESCROW. Provided that Escrow Company shall not have received written notice in a timely manner from Purchaser or Seller of the failure of any condition to the Closing or of the termination of the escrow, AND if and when Purchaser and Seller have deposited into escrow the matters required by this Agreement and Title Company can and will issue the Title Policy concurrently with the Closing, Escrow Company shall:

          (i) Deliver to Purchaser: (1) the Grant Deed by causing it to be recorded in the Official Records and immediately upon recording delivering to Purchaser a conformed copy of the Grant Deed; (2) the Bill of Sale; (3) the Certificate of Non-Foreign Status; (4) the Assignment; (5) the Assignment of Leases by causing it to be recorded in the Official Records and immediately upon recording delivering to Purchaser; and (7) all other Seller Closing Documents;

          (ii) Deliver to Seller: the Purchase Price, after satisfying the Closing costs, prorations and adjustments and the broker commission to be paid by Seller, pursuant to SECTIONS 11, 12 and 16, respectively, and the Purchaser Closing Documents;

          (iii) Deliver to Purchaser: any funds deposited by Purchaser, and any interest earned thereon, in excess of the amount required to be paid by Purchaser hereunder; and

          (iv) Deliver the Title Policy issued by Title Company to Purchaser.

     (d) REAL ESTATE REPORTING PERSON. Escrow Company is designated the "real estate reporting person" for purposes of section 6045 of title 26 of the United States Code and Treasury Regulation 1.6045-4 and any instructions or settlement statement prepared by Escrow Company shall so provide. Upon the consummation of the transaction contemplated by this Agreement, Escrow Company shall file Form 1099 information return and send the statement to Seller as required under the aforementioned statute and regulation.

     18. RELEASE BY PURCHASER

     (a) Except for Seller's obligations under the complaints described in
     SECTION 20(a), Purchaser, and any person or entity claiming by, through or under Purchaser, each hereby fully and irrevocably releases, discharges and waives its rights to recover from Seller, any and all claims that Purchaser may now have or hereafter acquire against Seller for any cost, loss, claim, penalty, fine, lien, judgment, liability, damage, expense, action or cause of action (including, without limitation attorneys' fees and costs), whether foreseen or unforeseen, direct or indirect, known or unknown, arising from or related to the existence or presence of Hazardous Substances in, on, under, or about the Property or the non-compliance of the Property with any Environmental Laws.
     "HAZARDOUS SUBSTANCES" means any materials, substances or wastes defined or classified as "hazardous" or "toxic" under any Environmental Law, including, without limitation, lead-based paint, asbestos, methane gas, urea formaldehyde insulation, petroleum or petroleum products and polychlorinated biphenyls. "ENVIRONMENTAL LAWS" means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.
     Section 9601 ET. SEQ., as amended by the Superfund Amendments and Reauthorization Act; the Resource Conservation and Recovery Act, 42
     U.S.C. Section 6901 ET SEQ., as amended by the Hazardous and Solid Waste Amendments of 1984; the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. Section 136 ET. SEQ.; the Hazardous Materials
     Transportation Act (49 U.S.C. Section 1801 ET SEQ.); the Emergency
     Planning and Community Right-to-Know Act, 42 U.S.C. Section 11001 ET.
     SEQ.; the Toxic Substance Control Act, 15 U.S.C. Section 2601 ET. SEQ.;
     the Atomic Energy Act, 42 U.S.C. Section 2011 ET. SEQ.; the Clean Water Act, 33 U.S.C. Section 1251 ET. SEQ.; and the Clean Air Act, 42 U.S.C.
     Section 7401 ET SEQ., the Hazardous Substance Account Act, Cal. Health & Safety Code Section 25300 ET SEQ., California Porter-Cologne Water
     Quality Control Act, Cal. Water Code Section 13000 ET SEQ., and the California Occupational Safety and Health Act of 1973, Cal. Labor Code
     Section 6300 ET SEQ.; and any comparable federal or state laws, regulations and ordinances.

     (b) Purchaser further acknowledges and agrees that this release shall be given full force and effect according to each of its expressed terms and provisions, including, but not limited to, those relating to unknown and unsuspected claims, damages and causes of action. As a material covenant and condition of this Agreement, Purchaser agrees that in the event of the presence of any Hazardous Substances, or any other environmental conditions affecting the Property, Purchaser shall look solely to persons and entities other than Seller for any redress or relief. With respect to the release set forth herein relating to unknown and unsuspected claims, Purchaser hereby acknowledges that such waiver and release is made with the advice of counsel and with full knowledge and understanding of the consequences and effects of such waiver, and that such waiver is made with the full knowledge, understanding and agreement that California Civil Code Section 1542 provides as follows, and that the protection afforded by said Code Section is hereby waived:

     "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

     Upon consummation of the Closing hereunder, the foregoing release shall be deemed to be restated and made again as of the Closing Date and shall survive the Closing.

     19. LOAN ASSUMPTION

     (a) EXISTING INDEBTEDNESS. The Property is subject to a deed of trust lien in favor of LaSalle National Bank, as Trustee for the Holders of Asset Securitization Corporation Commercial Mortgage Pass-Through Certificates, Series 1997 D-4 (as assignee of Nomura Asset Capital Corporation) ("BENEFICIARY"), securing a note in the original principal amount of $19,800,000, with interest at the rate of 9.2% per annum, with equal monthly payments of principal and interest of $162,172.82, and a current principal balance as of October 1, 2001 of $19,175,519.83 (the "EXISTING INDEBTEDNESS"). For purposes of this Agreement, the term "EXISTING INDEBTEDNESS" refers to the instrument evidencing the deed of trust lien, all modifications thereto, the note and allonges thereto which are secured by the deed of trust lien, and any all assignments, security agreements, guarantees, and all other documents security said note.

     (b) LOAN ASSUMPTION. As additional consideration to and as a material inducement for Seller to enter into this Agreement and consummate the transaction contemplated hereby, Purchaser shall assume as of the Closing the Existing Indebtedness (such assumption being referred to as the "LOAN ASSUMPTION"), subject to Beneficiary's approval of the Loan Assumption. If Beneficiary does not approve the Loan Assumption, Purchaser may terminate this Agreement, in which case the documents in escrow shall be returned to the party depositing the same, and neither party shall have any further rights or obligations under this Agreement, except for those obligations that are to survive the termination of this Agreement, as expressly set forth elsewhere in this Agreement.

     (c) LOAN ASSUMPTION DOCUMENTS. If the Loan Assumption is approved by Beneficiary, Purchaser shall (i) execute and deliver to the Beneficiary all documents necessary to consummate the Loan Assumption, as required by the Beneficiary (the "LOAN ASSUMPTION DOCUMENTS"), and (ii) cause Beneficiary to release Seller (and any other party currently obligated under the documents evidencing or securing the Existing Indebtedness) from any and all obligations relating to the Existing Indebtedness arising or accruing from and after the Closing Date (with the form of such release documents to be acceptable to Seller and in the standard form obtained by Seller in previous assumption transactions). Purchaser shall be responsible for obtaining Beneficiary's consent to and approval of the Loan Assumption, at Seller's sole cost and expense (except as provided in SECTIONS 11 and 13)), but Seller shall reasonably cooperate with Purchaser's efforts. In no event shall the Outside Closing Date be delayed by reason of Purchaser's inability to obtain Beneficiary's consent or approval.

     20. INDEMNIFICATION

     (a) Seller shall indemnify, defend and hold harmless Purchaser and its shareholders, directors, officers, members, partners, employees, representatives and agents, and their respective successors and assigns (collectively, the "INDEMNIFIED PURCHASER PERSONS") from and against any claims, actions, suits, demands, losses, damages, liabilities, obligations, judgments, settlements, awards, penalties, costs or expenses, including, without limitation, reasonable attorneys' fees and expenses (collectively, "LOSSES") incurred or suffered by any Indemnified Purchaser Person that results from, relates to or arises out of and included in the following complaints: (i) ROBERT L. BELL AND BELL ACQUISITIONS, INC. V. BURNHAM PACIFIC OPERATING PARTNERSHIP, L.P., ET AL, Case No. SCVSS-076639, Superior Court, San Bernardino County, California; (ii) ROBERT BAKER, ET AL V. BPP/ARROWHEAD L.P., ET AL, Case No. 01CC06062, Superior Court, Orange County, California; (iii) HODSON
     V. BURNHAM PACIFIC PROPERTIES, Case No. SCVSS-079157, Superior Court, San Bernardino County, California; (iv) SPOA V. BURNHAM PACIFIC PROPERTIES, INC. ET AL, Case No. SCVSS-077639, Superior Court, San Bernardino County, California; (v) YORE V. BURNHAM PACIFIC PROPERTIES, Case No. STP15420, San Bernardino County, California; (vi) KIMBERLY DRUM
     V. STATER BROTHERS MARKETS AND BURNHAM PACIFIC PROPERTIES, Case No. SCVSS81287, Superior Court, San Bernardino County, California; and (vii) any claim filed by Pam Houske relating to a slip-and-fall injury that occurred on November 5, 2001; PROVIDED THAT, Seller shall have sole control of the litigation and/or settlement of the abovementioned complaints. Purchaser shall be responsible for any disputes relating to the Property and arising out of events from and after the Closing Date, including, without limitation, liability for overcharging pass-through expenses for the period from and after the Closing.

     (b) Notice:

          (i) The respective indemnified party under the foregoing provisions (the "INDEMNIFIED PARTY") shall give the indemnifying party (the "INDEMNIFYING PARTY") prompt notice of any Losses incurred (or likely to be incurred) by the Indemnified Party with respect to any claim or assertion of claims by a third party ("THIRD PARTY CLAIM") for which indemnification is available hereunder and the Indemnifying Party may (A) prior to the commencement of any proceedings in connection with such Losses, undertake the negotiation of any resolution of the dispute relating to such Losses, including without limitation any settlement or release, or (B) undertake the defense of any proceeding (including any alternative dispute resolution proceeding) regarding such Losses by selecting legal counsel who shall be reasonably acceptable to the Indemnified Party.

          (ii) Provided the Indemnifying Party shall have undertaken the Indemnified Party's defense of a Third Party Claim with legal counsel reasonably acceptable to the Indemnified Party, and shall have so notified the Indemnified Party, the Indemnified Party shall be entitled to participate at its own expense in the aforesaid negotiation or defense of any claim relating to such Losses (subject to reimbursement to the limited extent provided in SECTION 20(c)(v)), but such negotiations or defense shall be controlled by counsel to the Indemnifying Party.

          (iii) The Indemnifying Party shall not be liable for payments relating to the resolution of any dispute or any settlement of any litigation or proceeding effected without the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld. The Indemnifying Party shall not, without the Indemnified Party's written consent, resolve any dispute or settle or compromise any claim regarding Losses from a Third Party Claim or consent to entry of any judgment which would impose an injunction or other equitable relief upon the Indemnified Party or which does not include as an unconditional term thereof the release by the claimant or the plaintiff of the Indemnified Party from all liability in respect of any such Losses.

          (iv) Each party hereto agrees to give the other party prompt notice of any Losses (or possible Losses) asserted against it which might be Losses for which indemnity could be sought against the other party, but the failure to give such notice shall not release the Indemnifying Party of its obligations under this SECTION 20(c), expect to the extent of the actual harm suffered thereby.

          (v) If the Indemnifying Party fails to timely undertake negotiation of any dispute or defend, contest or otherwise protect against any claim or suit with respect to a Third Party Claim, and to so notify the Indemnified Party, the Indemnified Party may, but will not be obligated to, defend, contest or otherwise protect against the same, and make any compromise or settlement thereof and recover the entire costs thereof from the Indemnifying Party, including reasonable attorneys' and experts' fees, disbursements and all amounts paid as a result of such claim or suit or the compromise or settlement thereof; PROVIDED, HOWEVER, that if the Indemnifying Party undertakes negotiation of any dispute and the defense of such matter in accordance with and subject to the above terms of this SECTION 20, the Indemnified Party shall not be entitled to recover from the Indemnifying Party for its costs incurred thereafter in connection therewith other than the reasonable costs of investigation undertaken by the Indemnified Party and reasonable costs of providing assistance. The Indemnified Party shall cooperate and provide such assistance as the Indemnifying Party may reasonably request in connection with the negotiation of any dispute and the defense of the matter subject to indemnification and the Indemnifying Party shall reimburse the Indemnified Party's reasonable costs incurred thereafter in connection with such cooperation and assistance.

     21. MISCELLANEOUS.

     (a) Each individual and entity executing this Agreement represents and warrants that he, she or it has the capacity set forth on the signature pages hereof with full power and authority to bind the party on whose behalf he, she or it is executing this Agreement to the terms hereof.

     (b) This Agreement is the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether oral or written, between the parties with respect to the matters contained in this Agreement. Any waiver, modification, consent or acquiescence with respect to any provision of this Agreement shall be set forth in writing and duly executed by or in behalf of the party to be bound thereby. No waiver by any party of any breach hereunder shall be deemed a waiver of any other or subsequent breach.

     (c) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Agreement attached thereto.

     (d) Time is of the essence in the performance of and compliance with each of the provisions and conditions of this Agreement.

     (e) Any communication, notice or demand of any kind whatsoever which either party may be required or may desire to give to or serve upon the other shall be in writing and delivered by personal service (including express or courier service), by electronic communication, whether by telex, telegram or telecopy (if confirmed in writing sent by registered or certified mail, postage prepaid, return receipt requested), or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

Purchaser:                 LAV, LLC
                           100 Bush Street, Suite 2600
                           San Francisco, California 94104
                           Attention:  Mr. Scott C. Verges
                           Facsimile: 415-352-1711

Seller:                    Burnham Pacific Properties, Inc.
                           110 West A Street, Suite 900
                           San Diego, California 92101
                           Attention: Mr. Michael Rubin
                           Facsimile: 619-652-4711

With a copy to:            O'Melveny & Myers LLP
                           400 South Hope Street
                           Los Angeles, California 90071-2899
                           Attention: Mitchell B. Menzer, Esq.
                           Facsimile:  (213) 430-6407

Escrow Company:            Chicago Title Company
                           3703 Camino Del Rio South, Suite 100
                           San Diego, California 92108
                           Attention:  Ms. Kathy Robinson
                           Facsimile:  ________________

Title Company:             Chicago Title Company
                           3703 Camino Del Rio South, Suite 100
                           San Diego, California 92108
                           Attention:  Ms. Kathy Robinson
                           Facsimile:  ________________

Any party may change its address for notice by written notice given to the other in the manner provided in this Section. Any such communication, notice or demand shall be deemed to have been duly given or served on the date personally served, if by personal service, on the date of confirmed dispatch, if by electronic communication, or three (3) days after being placed in the U.S. Mail, if mailed.

     (f) The parties agree to execute such instructions to Escrow Company and Title Company as may be reasonably necessary to carry out the provisions of this Agreement, and, at any time and from time to time after the Closing, to execute, acknowledge where appropriate and deliver such further instruments and other documents (and to bear its own costs and expenses incidental thereto) and to take such other actions as the other of them may reasonably request in order to carry out the intent and purpose of this Agreement; PROVIDED, HOWEVER, that neither Seller nor Purchaser shall be obligated, pursuant to this SECTION 21(f), to incur any expense of a material nature and/or to incur any material obligations in addition to those set forth in this Agreement and/or its respective closing documents.

     (g) The making, execution and delivery of this Agreement by the parties hereto has been induced by no representations, statements, warranties or agreements other than those expressly set forth herein.

     (h) Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be valid under applicable law, but, if any provision of this Agreement shall be invalid or prohibited thereunder, such invalidity or prohibition shall be construed as if such invalid or prohibited provision had not been inserted herein and shall not affect the remainder of such provision or the remaining provisions of this Agreement.

     (i) The language in all parts of this Agreement shall be in all cases construed simply according to its fair meaning and not strictly for or against any of the parties hereto. Section headings of this Agreement are solely for convenience of reference and shall not govern the interpretation of any of the provisions of this Agreement. References to "Sections" are to Sections of this Agreement, unless otherwise specifically provided.

     (j) This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     (k) If any action is brought by either party against the other party, relating to or arising out of this Agreement, the transaction described herein or the enforcement hereof, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees, costs and expenses incurred in connection with the prosecution or defense of such action. For purposes of this Agreement, the term "ATTORNEYS' FEES" or "ATTORNEYS' FEES AND COSTS" shall mean the fees and expenses of counsel to the parties hereto, which may include printing, photostating, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals and other persons not admitted to the bar but performing services under the supervision of an attorney, and the costs and fees incurred in connection with the enforcement or collection of any judgment obtained in any such proceeding. The provisions of this SECTION 21(k) shall survive the entry of any judgment, and shall not merge, or be deemed to have merged, into any judgment.

     (l) This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and to their respective transferees, successors, and assigns. Neither this Agreement nor any of the rights or obligations of Seller or Purchaser hereunder shall be transferred or assigned by Seller or Purchaser without the prior written consent of the non-assigning party, except that Purchaser may assign this Agreement to an affiliate of Purchaser, PROVIDED THAT no such assignment shall relieve Purchaser of its obligations under this Agreement, and provided further that the assignee shall assume for Seller's benefit the obligations of Purchaser under this Agreement.

     (m) EXHIBITS A through J, inclusive are incorporated herein by reference.

     (n) Notwithstanding anything to the contrary contained herein, this Agreement shall not be deemed or construed to make the parties hereto partners or joint venturers, or to render either party liable for any of the debts or obligations of the other, it being the intention of the parties to merely create the relationship of Seller and Purchaser with respect to the Property to be conveyed as contemplated hereby.

     (o) This Agreement shall not be recorded or filed in the public land or other public records of any jurisdiction by either party and any attempt to do so may be treated by the other party as a breach of this Agreement.

     (p) Each party agrees that, except as otherwise set forth in this Agreement or provided by law or unless compelled by an order of a court, it shall keep the contents of this Agreement and any information related to the transaction contemplated hereby confidential (except that Purchaser may disclose such matters in accordance with the provisions of SECTION 7 above) and further agrees to refrain from generating or participating in any publicity statement, press release, or other public notice regarding this transaction without the prior written consent of the other party unless required under applicable law or by a court order. The provisions of this
     SECTION 21(p) shall survive the Closing or any termination of this Agreement and shall not be merged into any instrument or conveyance delivered at the Closing.

     (q) Seller and Purchaser agree that it is their specific intent that no broker shall be a party to or a third party beneficiary of this Agreement or the escrow; and further that the consent of a broker shall not be necessary to any agreement, amendment, or document with respect to the transaction contemplated by this Agreement.

     (r) If any of the dates specified in this Agreement shall fall on a Saturday, a Sunday, or a holiday, then the date of such action shall be deemed to be extended to the next business day.

                            [SIGNATURES ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.


SELLER:                                  BPP/ARROWHEAD, L.P.,
                                         a Delaware limited partnership

                                         By: BPP/Arrowhead, Inc.
                                             a Delaware corporation,
                                             its General Partner


                                             By: /S/ MICHAEL L. RUBIN
                                                 --------------------------
                                             Name: Michael L. Rubin
                                             Its: Senior Vice President


                                             By: /S/ MARC T. ARTINO
                                                 --------------------------
                                             Name: Marc T. Artino
                                             Its: Senior Vice President



PURCHASER:                               LAV, LLC,
                                         a Delaware limited liability company

                                         By: Verges-Platt Manager, Inc.,
                                             a Delaware corporation,
                                             Its Managing Member

                                             By:  /S/ SCOTT C. VERGES
                                                  -------------------------
                                             Name: Scott C. Verges
                                             Its: President

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF THE LAND


The real property described herein is situated in the County of San Bernardino, State of California and is more particularly described as follows:

Parcel A:

Lots 7 to 12, inclusive of Tract No. 10908, in the County of San Bernardino, State of California, as per Map recorded in Book 151 of Maps, Pages 95, 96 and 97, in the Office of the County Recorder of said County and as amended by a Certificate of Correction which recorded January 9, 1981 as Instrument No. 81-005688 Official Records.

Except therefrom those portions more particularly described in the Deed to the State of California, recorded April 20, 1982, as Instrument No. 82-076963 of Official Records of said County.



Parcel B:

A non-exclusive easement for pedestrian and vehicular ingress, egress and movement over that certain private roadway system located on Tract no. 10908, in the County of San Bernardino, State of California, as per Map recorded in Book 151, Pages 95 to 97 inclusive of Maps, in the Office of the County Recorder of said County, as established, described and depicted by the Declaration of Protective Covenants, Conditions and Restrictions and Easements executed by Grantor on December 19, 1980, and recorded in the Office of the County Recorder of said San Bernardino County, State of California, on December 29, 1980 as Instrument No. 80-295716 of Official Records, and as amended by document recorded August 31, 1984 as Instrument No. 84-210586, Official Records.



Parcel C:

That certain dock-site or dock rights designated as Dock No. Village 49 on a map of Lake Arrowhead, maintained in the offices of Arrowhead Lake Association at Lake Arrowhead, California, to be used as a portion of the insured estate in and to that certain real property described above.

                                   EXHIBIT A-1

                       DESCRIPTION OF THE MAINTENANCE YARD



     The Premises as described under that certain Shopping Center Lease, dated as of July1, 1998, by and between Arrowhead Joint Venture, a California general partnership, as landlord, and Seller, as tenant, which are described as follows:

1. Maintenance Yard and Building, totaling approximately 10,000 square feet, located on APN # 0335-101-390-000.

2.   Floor Area of Maintenance Building, approximately 2,500 square feet.

3. The Premises are near the shopping center commonly known as Lake Arrowhead Village.





                                      A-1-1

                                    EXHIBIT B

                               SCHEDULE OF LEASES

                                [TO BE ATTACHED]

                                    EXHIBIT C

                               FORM OF GRANT DEED



RECORDING REQUESTED BY

AND WHEN RECORDED MAIL GRANT
DEED AND TAX STATEMENTS TO:
------------------------

------------------------

------------------------




GRANT DEED

The undersigned Grantor requests that the Documentary Transfer Tax not be made a part of the public records.

     FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, BPP/ARROWHEAD, L.P., a Delaware limited partnership ("GRANTOR"), hereby GRANTS to LAV, LLC, a Delaware limited liability company ("GRANTEE") that certain real property located in the County of San Bernardino, State of California and more particularly described in EXHIBIT A attached hereto and incorporated herein by this reference (the "PROPERTY"), together with all rights, privileges, easements and appurtenances held by Grantor appertaining to the Property, SUBJECT TO those matters of record and any and all applicable laws, ordinances, rules, regulations and permits affecting the Property or governing the use thereof.

     IN WITNESS WHEREOF, Grantor has caused its duly authorized representative to execute this instrument as of the date hereinafter written.

DATED:  ______________, 2001                GRANTOR:

                                            BPP/ARROWHEAD, L.P.,
                                            a Delaware limited partnership

                                            By: BPP/Arrowhead, Inc.
                                                a Delaware corporation,
                                                its general partner


                                                By:
                                                    ----------------------------
                                                Name:
                                                      --------------------------
                                                Its:
                                                     ---------------------------

                                                By:
                                                    ----------------------------
                                                Name:
                                                      --------------------------
                                                Its:
                                                     ---------------------------




Tax Assessor's Parcel Nos. 335-101-45, 335-101-46, 335-101-47, 335-101-48,
                           ----------------------------------------------
335-101-49, 335-101-50
----------------------

                                 ACKNOWLEDGMENT

STATE OF CALIFORNIA           )
                              )
COUNTY OF ____________________)



                  On _______________________ 2001, before me,
____________________________________________________a Notary Public in and for
said state, personally appeared _______________________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.



     -----------------------------------------



[SEAL]

                        STATEMENT OF TAX DUE AND REQUEST
                     THAT TAX DECLARATION NOT BE MADE A PART
                             OF THE PERMANENT RECORD
                              IN THE OFFICE OF THE
                                 COUNTY RECORDER

(PURSUANT TO CAL. REV. AND TAX CODE SECTION 11932)

TO: Registrar - Recorder
    County of San Bernardino

Request is hereby made in accordance with the provision of the Documentary Transfer Tax Act that the amount of tax due not be shown on the original document which names:

     BPP/ARROWHEAD, L.P., a Delaware limited partnership, as Grantor,

and

     LAV, LLC, a Delaware limited liability company, as Grantee.

The property described in the accompanying document is located in San Bernardino County, California.

The amount of tax due to the County of San Bernardino on the accompanying document is -$0- because the net consideration for the transfer is equal to the amount of the mortgage loan being assumed and encumbering the property and there is no additional consideration received by the Grantor under California Revenue and Taxation Code Section 11911.




                  ------------------------------------
                  Authorized Signatory of
                  BPP/ARROWHEAD, L.P.,
                  a Delaware limited partnership


NOTE: After the permanent record is made, this form will be affixed to the conveying document and returned with it.

                                    EXHIBIT A

                        LEGAL DESCRIPTION OF THE PROPERTY


The real property described herein is situated in the County of San Bernardino, State of California and is more particularly described as follows:

Parcel A:

Lots 7 to 12, inclusive of Tract No. 10908, in the County of San Bernardino, State of California, as per Map recorded in Book 151 of Maps, Pages 95, 96 and 97, in the Office of the County Recorder of said County and as amended by a Certificate of Correction which recorded January 9, 1981 as Instrument No. 81-005688 Official Records.

Except therefrom those portions more particularly described in the Deed to the State of California, recorded April 20, 1982, as Instrument No. 82-076963 of Official Records of said County.



Parcel B:

A non-exclusive easement for pedestrian and vehicular ingress, egress and movement over that certain private roadway system located on Tract no. 10908, in the County of San Bernardino, State of California, as per Map recorded in Book 151, Pages 95 to 97 inclusive of Maps, in the Office of the County Recorder of said County, as established, described and depicted by the Declaration of Protective Covenants, Conditions and Restrictions and Easements executed by Grantor on December 19, 1980, and recorded in the Office of the County Recorder of said San Bernardino County, State of California, on December 29, 1980 as Instrument No. 80-295716 of Official Records, and as amended by document recorded August 31, 1984 as Instrument No. 84-210586, Official Records.



Parcel C:

That certain dock-site or dock rights designated as Dock No. Village 49 on a map of Lake Arrowhead, maintained in the offices of Arrowhead Lake Association at Lake Arrowhead, California, to be used as a portion of the insured estate in and to that certain real property described above.

                                    EXHIBIT D

                                  BILL OF SALE


     FOR GOOD AND VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, the undersigned, BPP/ARROWHEAD, L.P., a Delaware limited partnership ("SELLER"), does hereby give, grant, bargain, sell, transfer, assign, convey and deliver to LAV, LLC, a Delaware limited liability company ("PURCHASER"), all personal property owned by Seller and located on or in that certain real property located in the County of San Bernardino, State of California and more particularly described in SCHEDULE A attached hereto or located on the Maintenance Yard (as described in Exhibit A-1 to that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated as of November 26, 2001, by and between Seller and Purchaser (the "PURCHASE AGREEMENT"), and incorporated herein by this reference.

     Seller warrants that it has not previously transferred, conveyed, assigned or encumbered any of the personal property conveyed by this Bill of Sale.

     EXCEPT AS SET FORTH ABOVE OR AS OTHERWISE PROVIDED IN THE PURCHASE AGREEMENT, SAID PERSONAL PROPERTY IS BEING TRANSFERRED ON AN "AS IS" BASIS, WITHOUT ANY REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, OF ANY KIND WHATSOEVER BY SELLER. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUYER ACKNOWLEDGES THAT SELLER EXPRESSLY DISCLAIMS AND NEGATES, AS TO ALL PERSONAL PROPERTY TRANSFERRED HEREBY: (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY; (B) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE; AND (C) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR MATERIALS.

     Seller covenants that it will, at any time and from time to time upon written request therefor, at Purchaser's sole expense and without the assumption of any additional liability thereby, execute and deliver to Purchaser, its nominees, successors and/or assigns, any new or confirmatory instruments and do and perform any other acts which Purchaser, its nominees, successors and/or assigns, may reasonably request in order to fully assign and transfer to and vest in Purchaser, its nominees, successors and/or assigns, and protect its or their rights, title and interest in and enjoyment of, all of the assets of Seller intended to be transferred and assigned hereby, or to enable Purchaser, its nominees, successors and/or assigns, to realize upon or otherwise enjoy any such assets.

     All references to "SELLER" and "PURCHASER" herein shall be deemed to include their respective nominees, successors and/or assigns, where the context permits.

Dated: ________________, 2001.


SELLER:                        BPP/ARROWHEAD, L.P.,
                               a Delaware limited partnership

                               By:  BPP/Arrowhead, Inc.
                                    a Delaware corporation,
                                    its general partner


                                    By:
                                        ----------------------------------
                                    Name:
                                          --------------------------------
                                    Its:
                                         ---------------------------------


                                    By:
                                        ----------------------------------
                                    Name:
                                          --------------------------------
                                    Its:
                                         ---------------------------------




PURCHASER:                     LAV, LLC,
                               a Delaware limited liability company

                               By:  Verges-Platt Manager, Inc.,
                                    a Delaware corporation,
                                    Its Managing Member

                                    By:
                                        ----------------------------------
                                    Name: Scott C. Verges
                                    Its: President

                                   SCHEDULE A

                     LEGAL DESCRIPTION OF THE REAL PROPERTY


The real property described herein is situated in the County of San Bernardino, State of California and is more particularly described as follows:

Parcel A:

Lots 7 to 12, inclusive of Tract No. 10908, in the County of San Bernardino, State of California, as per Map recorded in Book 151 of Maps, Pages 95, 96 and 97, in the Office of the County Recorder of said County and as amended by a Certificate of Correction which recorded January 9, 1981 as Instrument No. 81-005688 Official Records.

Except therefrom those portions more particularly described in the Deed to the State of California, recorded April 20, 1982, as Instrument No. 82-076963 of Official Records of said County.



Parcel B:

A non-exclusive easement for pedestrian and vehicular ingress, egress and movement over that certain private roadway system located on Tract no. 10908, in the County of San Bernardino, State of California, as per Map recorded in Book 151, Pages 95 to 97 inclusive of Maps, in the Office of the County Recorder of said County, as established, described and depicted by the Declaration of Protective Covenants, Conditions and Restrictions and Easements executed by Grantor on December 19, 1980, and recorded in the Office of the County Recorder of said San Bernardino County, State of California, on December 29, 1980 as Instrument No. 80-295716 of Official Records, and as amended by document recorded August 31, 1984 as Instrument No. 84-210586, Official Records.



Parcel C:

That certain dock-site or dock rights designated as Dock No. Village 49 on a map of Lake Arrowhead, maintained in the offices of Arrowhead Lake Association at Lake Arrowhead, California, to be used as a portion of the insured estate in and to that certain real property described above.

                                    EXHIBIT E


                        CERTIFICATE OF NONFOREIGN STATUS

     BPP/ARROWHEAD, L.P., a Delaware limited partnership ("SELLER"), is the transferor of that certain real property located in the County of San Bernardino, State of California and more particularly described on EXHIBIT A attached hereto (the "PROPERTY").

     Section 1445 of the Internal Revenue Code of 1986 (the "CODE") provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax will not be required in connection with the disposition of the Property pursuant to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of November 26, 2001, by and between Seller and LAV, LLC, a Delaware limited liability company, the undersigned certifies the following on behalf of Seller:

     1. Seller is not a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Code and the regulations promulgated thereunder;

     2. Seller's U.S. employer identification number is 33-0804359; and

     3. Seller's address is c/o Burnham Pacific Properties, Inc., 110 West A Street, Suite 900, San Diego, California 92101, Attn: Michael Rubin.

     It is understood that this certificate may be disclosed to the Internal Revenue Service and that any false statement contained herein could be punished by fine, imprisonment, or both.


     Under penalties of perjury I declare that I have examined the foregoing certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Seller.

Date:  _______  __, 2001        Signature: ____________________________
                                              Authorized Signatory

                                    EXHIBIT A

                       LEGAL DESCRIPTION OF REAL PROPERTY




The real property described herein is situated in the County of San Bernardino, State of California and is more particularly described as follows:

Parcel A:

Lots 7 to 12, inclusive of Tract No. 10908, in the County of San Bernardino, State of California, as per Map recorded in Book 151 of Maps, Pages 95, 96 and 97, in the Office of the County Recorder of said County and as amended by a Certificate of Correction which recorded January 9, 1981 as Instrument No. 81-005688 Official Records.

Except therefrom those portions more particularly described in the Deed to the State of California, recorded April 20, 1982, as Instrument No. 82-076963 of Official Records of said County.



Parcel B:

A non-exclusive easement for pedestrian and vehicular ingress, egress and movement over that certain private roadway system located on Tract no. 10908, in the County of San Bernardino, State of California, as per Map recorded in Book 151, Pages 95 to 97 inclusive of Maps, in the Office of the County Recorder of said County, as established, described and depicted by the Declaration of Protective Covenants, Conditions and Restrictions and Easements executed by Grantor on December 19, 1980, and recorded in the Office of the County Recorder of said San Bernardino County, State of California, on December 29, 1980 as Instrument No. 80-295716 of Official Records, and as amended by document recorded August 31, 1984 as Instrument No. 84-210586, Official Records.



Parcel C:

That certain dock-site or dock rights designated as Dock No. Village 49 on a map of Lake Arrowhead, maintained in the offices of Arrowhead Lake Association at Lake Arrowhead, California, to be used as a portion of the insured estate in and to that certain real property described above.

                                    EXHIBIT F

                               FORM OF ASSIGNMENT


     THIS ASSIGNMENT (this "ASSIGNMENT") is made as of __________ ____, 2001, by and between BPP/ARROWHEAD, L.P., a Delaware limited partnership ("ASSIGNOR"), and LAV, LLC, a Delaware limited liability company ("ASSIGNEE").

     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Assignor grants, sells, conveys, transfers and assigns unto Assignee all of Assignor's right, title and interest in, to and under the following items relating to that certain real property located in the County of San Bernardino, State of California and more particularly described in EXHIBIT A attached hereto and incorporated herein by this reference (the "REAL PROPERTY"):

     (a) the contracts or agreements described in EXHIBIT B attached hereto and incorporated herein by this reference;

     (b) warranties, guarantees and indemnities (including, without limitation, those for workmanship, materials and performance) which may exist from, by or against any contractor, subcontractor, manufacturer, laborer or supplier of labor, materials or other services relating to the Real Property or any improvements located thereon;

     (c) plans, drawings, and specifications for the improvements located on the Real Property;

     (d) any licenses (including that certain Tour Boat License Agreement, dated April 13, 1998, between Arrowhead Lake Association and Arrowhead Village, LLC, as the same has been amended), approvals, certificates, tradenames (including the name "The Village at Lake Arrowhead," but excluding, the name "Burnham Pacific Properties, Inc." (or any trade names related thereto), permits and claims (other than any claims against previous tenants of the Real Property, which claims are hereby reserved by Assignor);

     (e) the Environmental Policy (as defined in that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of November 26, 2001) currently held by Seller with respect to the Property; and

     (f) all rights to the website of WWW.LAKEARROWHEADvillage.com.

     Except as otherwise provided in Section 5(e) of that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of November 26, 2001, by and between Assignor, as seller, and Assignee, as purchaser, Assignor shall indemnify, protect, defend and hold Assignee harmless from and against any and all claims, demands, damages, losses, liabilities, costs and expenses (including reasonable attorneys' fees) arising in connection with the contracts and agreements described above and relating to the period prior to the date hereof. Assignee accepts the foregoing assignment and assumes any executory obligations of Assignor in connection with the contracts and agreements described above arising from and after the date hereof and shall indemnify, protect, defend and hold Assignor harmless from and against any and all claims, demands, damages, losses, liabilities, costs and expenses (including reasonable attorneys' fees) arising in connection with the contracts and agreements described above and relating to the period on or after the date hereof.

     Assignor covenants that it will, at any time and from time to time upon written request therefor, at Assignee's sole expense and without the assumption of any additional liability therefor, execute and deliver to Assignee, and its successors and assigns, any new or confirmatory instruments and take such further acts as Assignee may reasonably request to fully evidence the assignment contained herein and to enable Assignee, and its successors and assigns, to fully realize and enjoy the rights and interests assigned hereby.

     The provisions of this Assignment shall be binding upon, and shall inure to the benefit of, the successors and assigns of Assignor and Assignee, respectively.

     This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon, provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Assignment attached thereto.

                            [SIGNATURES ON NEXT PAGE]

     IN WITNESS WHEREOF, Assignor and Assignee have caused their duly authorized representatives to execute this Assignment as of the date first above written.



ASSIGNOR:                       BPP/ARROWHEAD, L.P.,
                                a Delaware limited partnership

                                By: BPP/Arrowhead, Inc.
                                    a Delaware corporation,
                                    its general partner


                                    By:
                                        ----------------------------------
                                    Name:
                                          --------------------------------
                                    Its:
                                         ---------------------------------


                                    By:
                                        ----------------------------------
                                    Name:
                                          --------------------------------
                                    Its:
                                         ---------------------------------




ASSIGNEE:                       LAV, LLC,
                                a Delaware limited liability company

                                By: Verges-Platt Manager, Inc.,
                                    a Delaware corporation,
                                    Its Managing Member

                                    By:
                                        ----------------------------------
                                    Name:   Scott C. Verges
                                    Its: President

                                    EXHIBIT A

                       LEGAL DESCRIPTION OF REAL PROPERTY


The real property described herein is situated in the County of San Bernardino, State of California and is more particularly described as follows:

Parcel A:

Lots 7 to 12, inclusive of Tract No. 10908, in the County of San Bernardino, State of California, as per Map recorded in Book 151 of Maps, Pages 95, 96 and 97, in the Office of the County Recorder of said County and as amended by a Certificate of Correction which recorded January 9, 1981 as Instrument No. 81-005688 Official Records.

Except therefrom those portions more particularly described in the Deed to the State of California, recorded April 20, 1982, as Instrument No. 82-076963 of Official Records of said County.



Parcel B:

A non-exclusive easement for pedestrian and vehicular ingress, egress and movement over that certain private roadway system located on Tract no. 10908, in the County of San Bernardino, State of California, as per Map recorded in Book 151, Pages 95 to 97 inclusive of Maps, in the Office of the County Recorder of said County, as established, described and depicted by the Declaration of Protective Covenants, Conditions and Restrictions and Easements executed by Grantor on December 19, 1980, and recorded in the Office of the County Recorder of said San Bernardino County, State of California, on December 29, 1980 as Instrument No. 80-295716 of Official Records, and as amended by document recorded August 31, 1984 as Instrument No. 84-210586, Official Records.



Parcel C:

That certain dock-site or dock rights designated as Dock No. Village 49 on a map of Lake Arrowhead, maintained in the offices of Arrowhead Lake Association at Lake Arrowhead, California, to be used as a portion of the insured estate in and to that certain real property described above.

                                    EXHIBIT B

                              SCHEDULE OF CONTRACTS

                                [TO BE ATTACHED]

                                    EXHIBIT G

                          FORM OF ASSIGNMENT OF LEASES





RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO:

--------------------------------

--------------------------------

--------------------------------

--------------------------------


     THIS ASSIGNMENT OF LESSOR'S INTEREST IN LEASES (this "ASSIGNMENT") is made on ________ ___, 2001, by BPP/ARROWHEAD, L.P., a Delaware limited partnership, ("ASSIGNOR"), in favor of LAV, LLC, a Delaware limited liability company ("ASSIGNEE").

     For a valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants, conveys, transfers and assigns to Assignee all of Assignor's right, title and interest in, to and under the leases (and all amendments and modifications thereto) relating to that certain real property located in the County of San Bernardino, State of California and more particularly described in EXHIBIT A attached hereto and incorporated herein by this reference (the "REAL PROPERTY"), which leases are identified in EXHIBIT B attached hereto and incorporated herein by this reference (as amended and modified, the "LEASES"), together with (i) any and all rights, title, estates and interests of Assignor in and to such security deposits (and any interest required thereon) and prepaid rents, if any, as have been paid to Assignor pursuant to such Leases and not previously applied pursuant to the Leases, and
(ii) any and all rights, title, estates and interests of Assignor in and to any subleases, if any, relating to the Real Property.

     Except as otherwise provided in Section 5(e) of that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of November 26, 2001, by and between Assignor, as seller, and Assignee, as purchaser, Assignor shall indemnify, protect, defend and hold Assignee harmless from and against any and all claims, demands, liabilities, losses, costs, damages or expenses (including, without limitation, reasonable attorneys' fees and costs) arising out of or resulting from any breach or default by Assignor under the terms of the Leases arising prior to the date hereof.

     Assignor covenants that it will, at any time and from time to time upon written request therefor, at Assignee's sole expense and without the assumption of any additional liability thereby, execute and deliver to Assignee, its successors and assigns, any new or confirmatory instruments and take such further acts as Assignee may reasonably request to fully evidence the assignment contained herein and to enable Assignee, its successors and assigns to fully realize and enjoy the rights and interests assigned hereby.

     Assignee accepts the foregoing assignment and assumes and shall pay, perform and discharge, as and when due, all of the agreements and obligations of Assignor under the Leases arising from and after the date hereof and agrees to be bound by all of the terms and conditions of the Leases, and Assignee further agrees that, as between Assignor and Assignee, Assignee shall be responsible for any brokerage commissions, fees or payments which may be due or payable in connection with any extension or renewal of the term of any Lease arising from and after the date hereof.

     Assignee shall indemnify, protect, defend and hold Assignor harmless from and against any and all claims, demands, liabilities, losses, costs, damages or expenses (including, without limitation, reasonable attorneys' fees and costs) arising out of or resulting from any breach or default by Assignee under the terms of the Leases arising on or after the date hereof.

     The provisions of this Assignment shall be binding upon, and shall inure to the benefit of, the successors and assigns of Assignor and Assignee, respectively.

     This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature and acknowledgment pages of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) and acknowledgment(s) thereon, provided such signature and acknowledgment pages are attached to any other counterpart identical thereto except having additional signature and acknowledgment pages executed and acknowledged by other parties to this Assignment attached thereto.



                            [SIGNATURES ON NEXT PAGE]

     IN WITNESS WHEREOF, Assignor and Assignee have caused their duly authorized representatives to execute this Assignment as of the date first above written.

ASSIGNOR:                       BPP/ARROWHEAD, L.P.,
                                a Delaware limited partnership

                                By: BPP/Arrowhead, Inc.
                                    a Delaware corporation,
                                    its general partner


                                    By:
                                        ----------------------------------
                                    Name:
                                          --------------------------------
                                    Its:
                                         ---------------------------------


                                    By:
                                        ----------------------------------
                                    Name:
                                          --------------------------------
                                    Its:
                                         ---------------------------------




ASSIGNEE:                           LAV, LLC,
                                    a Delaware limited liability company

                                    By: Verges-Platt Manager, Inc.,
                                        a Delaware corporation,
                                        Its Managing Member

                                        By:
                                           --------------------------------
                                        Name: Scott C. Verges
                                        Its: President

                                 ACKNOWLEDGMENT

STATE OF CALIFORNIA             )
                                )
COUNTY OF ______________________)



                  On _______________________ 2001, before me,
____________________________________________________a Notary Public in and for
said state, personally appeared ______________________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


     WITNESS my hand and official seal.



     -------------------------------------



[SEAL]

                                    EXHIBIT A

                       LEGAL DESCRIPTION OF REAL PROPERTY




The real property described herein is situated in the County of San Bernardino, State of California and is more particularly described as follows:

Parcel A:

Lots 7 to 12, inclusive of Tract No. 10908, in the County of San Bernardino, State of California, as per Map recorded in Book 151 of Maps, Pages 95, 96 and 97, in the Office of the County Recorder of said County and as amended by a Certificate of Correction which recorded January 9, 1981 as Instrument No. 81-005688 Official Records.

Except therefrom those portions more particularly described in the Deed to the State of California, recorded April 20, 1982, as Instrument No. 82-076963 of Official Records of said County.



Parcel B:

A non-exclusive easement for pedestrian and vehicular ingress, egress and movement over that certain private roadway system located on Tract no. 10908, in the County of San Bernardino, State of California, as per Map recorded in Book 151, Pages 95 to 97 inclusive of Maps, in the Office of the County Recorder of said County, as established, described and depicted by the Declaration of Protective Covenants, Conditions and Restrictions and Easements executed by Grantor on December 19, 1980, and recorded in the Office of the County Recorder of said San Bernardino County, State of California, on December 29, 1980 as Instrument No. 80-295716 of Official Records, and as amended by document recorded August 31, 1984 as Instrument No. 84-210586, Official Records.


Parcel C:

That certain dock-site or dock rights designated as Dock No. Village 49 on a map of Lake Arrowhead, maintained in the offices of Arrowhead Lake Association at Lake Arrowhead, California, to be used as a portion of the insured estate in and to that certain real property described above.

                                    EXHIBIT B

                               SCHEDULE OF LEASES

                                [to be attached]

                                    EXHIBIT H

                              CAPITAL IMPROVEMENTS





        DESCRIPTION OF WORK                                   COST OF WORK
----------------------------------------                   -------------------
1.  Seawall repair                                          [to be determined]*

2.  Dockside railing--repair loose rails                           $6,000

3.  Lot swale--patch and repair parking lot                       $22,000

4.  Maintenance loader--vehicle for maintenance
    equipment and snow plowing                                    $25,000

5.  Directional signage                                            $5,000

6.  Deck repairs--patches to upper level deck                     $15,000

7.  Garage repairs                                          [to be determined]*

8.  Maintenance cart replacement                                   $6,000

9.  Security gate replacement                                     $10,000

10. Building R Mech. Deck--repair leaks                           $24,000

11. Restroom refurbishment                                        $26,700

12. Building F HVAC                                               $28,000



* See Sections 7(a)(ix), 7(a)(x), 7(b)(x) and 7(b)(xi) of the Agreement

                                    EXHIBIT I

                          PROFORMA OWNER'S TITLE POLICY


                                [TO BE ATTACHED]

                                    EXHIBIT J

                         FORM OF ASSIGNMENT OF EASEMENT


RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

O'MELVENY & MYERS LLP
400 South Hope Street
Los Angeles, California 90071-2899
Attention: Mitchell B. Menzer, Esq.
                       (121,728-1)
------------------------------------------------------------------------------

                             ASSIGNMENT OF EASEMENT

     This ASSIGNMENT OF EASEMENT (this "ASSIGNMENT") is made on ________ ___, 2001, by BPP/ARROWHEAD, L.P., a Delaware limited partnership, ("ASSIGNOR"), in favor of LAV, LLC, a Delaware limited liability company ("ASSIGNEE").

     For a valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants, conveys, transfers and assigns to Assignee all of Assignor's right, title and interest in, to and under that certain Conveyance of Easement Determinable, dated as of July 31, 1998, by and between Arrowhead Lake Association, a California non-profit corporation, as grantor, and Assignor, as grantee, recorded on September 2, 1998, as Document No. 19980375829 (the "EASEMENT"), which relates to that certain real property located in the County of San Bernardino, State of California and more particularly described in EXHIBIT A attached hereto and incorporated herein by this reference.

     Except as otherwise provided in Section 5(e) of that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of November 26, 2001, by and between Assignor, as seller, and Assignee, as purchaser, Assignor shall indemnify, protect, defend and hold Assignee harmless from and against any and all claims, demands, liabilities, losses, costs, damages or expenses (including, without limitation, reasonable attorneys' fees and costs) arising out of or resulting from any breach or default by Assignor under the Easement arising prior to the date hereof.

     Assignor hereby covenants that it will, at any time and from time to time upon written request therefor, at Assignee's sole expense and without the assumption of any additional liability thereby, execute and deliver to Assignee, its successors and assigns, any new or confirmatory instruments and take such further acts as Assignee may reasonably request to fully evidence the assignment contained herein and to enable Assignee, its successors and assigns to fully realize and enjoy the rights and interests assigned hereby.

     Assignee hereby accepts the foregoing assignment and agrees to assume, pay, perform and discharge, as and when due, all of the agreements and obligations of Assignor under the Easement arising from and after the date hereof and agrees to be bound by all of the terms and conditions of the Easement. The foregoing acceptance and assumption by Assignee is made for the benefit of Assignor.

     Assignee shall indemnify, protect, defend and hold Assignor harmless from and against any and all claims, demands, liabilities, losses, costs, damages or expenses (including, without limitation, reasonable attorneys' fees and costs) arising out of or resulting from any breach or default by Assignee under the terms of the Easement arising on or after the date hereof.

     The provisions of this Assignment will be binding upon, and will inure to the benefit of, the successors and assigns of Assignor and Assignee, respectively.

     This Assignment may be executed in any number of counterparts, each of which will be deemed an original, but all of which when taken together will constitute one and the same instrument. The signature and acknowledgment pages of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) and acknowledgment(s) thereon, provided such signature and acknowledgment pages are attached to any other counterpart identical thereto except having additional signature and acknowledgment pages executed and acknowledged by other parties to this Assignment attached thereto.

                            [SIGNATURES ON NEXT PAGE]

     IN WITNESS WHEREOF, Assignor and Assignee have caused their duly authorized representatives to execute this Assignment as of the date first above written.

ASSIGNOR:                       BPP/ARROWHEAD, L.P.,
                                a Delaware limited partnership

                                By: BPP/Arrowhead, Inc.
                                    a Delaware corporation,
                                    its general partner


                                    By:
                                        ----------------------------------
                                    Name:
                                          --------------------------------
                                    Its:
                                         ---------------------------------


                                    By:
                                        ----------------------------------
                                    Name:
                                          --------------------------------
                                    Its:
                                         ---------------------------------




ASSIGNEE:                       LAV, LLC,
                                a Delaware limited liability company

                                By: Verges-Platt Manager, Inc.,
                                    a Delaware corporation,
                                    Its Managing Member

                                    By:
                                        ----------------------------------
                                    Name:   Scott C. Verges
                                    Its: President


BY ITS SIGNATURE BELOW, ARROWHEAD LAKE ASSOCIATION, A CALIFORNIA NON-PROFIT CORPORATION, HEREBY CONSENTS TO THE ASSIGNMENT OF THE EASEMENT BY ASSIGNOR TO
ASSIGNEE:

ARROWHEAD LAKE ASSOCIATION,
a California non-profit corporation

By:
    -------------------------------------
Name:
      -----------------------------------
Its:
     ------------------------------------

                                 ACKNOWLEDGMENT


STATE OF CALIFORNIA              )
                                 )
COUNTY OF _______________________)



     On _______________________ 2001, before me,
____________________________________________________a Notary Public in and for
said state, personally appeared _______________________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


                  WITNESS my hand and official seal.



                  -------------------------------------



[SEAL]

                                    EXHIBIT A

                       LEGAL DESCRIPTION OF REAL PROPERTY




The real property described herein is situated in the County of San Bernardino, State of California and is more particularly described as follows:

Parcel A:

Lots 7 to 12, inclusive of Tract No. 10908, in the County of San Bernardino, State of California, as per Map recorded in Book 151 of Maps, Pages 95, 96 and 97, in the Office of the County Recorder of said County and as amended by a Certificate of Correction which recorded January 9, 1981 as Instrument No. 81-005688 Official Records.

Except therefrom those portions more particularly described in the Deed to the State of California, recorded April 20, 1982, as Instrument No. 82-076963 of Official Records of said County.



Parcel B:

A non-exclusive easement for pedestrian and vehicular ingress, egress and movement over that certain private roadway system located on Tract no. 10908, in the County of San Bernardino, State of California, as per Map recorded in Book 151, Pages 95 to 97 inclusive of Maps, in the Office of the County Recorder of said County, as established, described and depicted by the Declaration of Protective Covenants, Conditions and Restrictions and Easements executed by Grantor on December 19, 1980, and recorded in the Office of the County Recorder of said San Bernardino County, State of California, on December 29, 1980 as Instrument No. 80-295716 of Official Records, and as amended by document recorded August 31, 1984 as Instrument No. 84-210586, Official Records.


Parcel C:

That certain dock-site or dock rights designated as Dock No. Village 49 on a map of Lake Arrowhead, maintained in the offices of Arrowhead Lake Association at Lake Arrowhead, California, to be used as a portion of the insured estate in and to that certain real property described above.